Exhibit 10.4

SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of June 17, 2020, by and among Ocuphire Pharma, Inc., a Delaware corporation, with headquarters located at 37000 Grand River Ave, Suite 120, Farmington Hills, MI 48335 (“Ocuphire”), Rexahn Pharmaceuticals, Inc., a Delaware corporation, with headquarters located at 15245 Shady Grove Road, Suite 455, Rockville, MD 20850 (“Rexahn”), and the investors listed on the Schedule of Buyers attached hereto (each, a “Buyer” and collectively, the “Buyers”).

WHEREAS:

A.          Ocuphire, Rexahn and each Buyer is executing and delivering this Agreement in reliance upon the exemption from securities registration afforded by Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”), and Rule 506(b) of Regulation D (“Regulation D”) as promulgated by the United States Securities and Exchange Commission (the “SEC”) under the 1933 Act.

B.          Each Buyer wishes to purchase, and Ocuphire wishes to sell, upon the terms and conditions stated in this Agreement, (i) that aggregate number of shares of Ocuphire’s common stock, $0.0001 par value per share (the “Ocuphire Common Stock”), set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers (which aggregate amount of Ocuphire Common Stock for all Buyers together (the “Buyers’ Allocation Number”) shall equal a number of shares, to be determined on the Closing Date (as defined below), that is exchangeable on the terms described in the Draft Merger Agreement (as defined below) for an aggregate of 15% of the estimated Parent Fully Diluted Number (as defined below), assuming solely for this purpose that all of the Exchange Shares (as defined below) estimated to be issued in exchange for Additional Common Shares (as defined below) were not then outstanding, and shall collectively be referred to herein as the “Initial Common Shares”), and (ii) up to that aggregate number of shares of Ocuphire Common Stock set forth opposite such Buyer’s name in column (4) of the Schedule of Buyers attached hereto (which aggregate amount for all Buyers shall equal the Buyers’ Allocation Number) (the “Additional Common Shares” and together with the Initial Common Shares, the “Common Shares”), which shall be issued in escrow to The Bank of New York Mellon acting as escrow agent (the “Escrow Agent”) in accordance with those certain escrow agreements by and among each Buyer, on the one hand, and Ocuphire, Rexahn and the Escrow Agent on the other hand, in the form attached hereto as Exhibit A (collectively, the “Securities Escrow Agreement”) and which shall be delivered from time to time to the Buyers pursuant to the terms and conditions set forth in this Agreement.

C.          In addition, Rexahn hereby agrees to issue to each Buyer, following completion of the Merger (as defined below) upon the terms and conditions stated in this Agreement (i) warrants, in the form attached hereto as Exhibit B-1 (the “Series A Warrants”), representing the right to acquire an initial amount of shares of Rexahn’s common stock, par value $0.0001 per share (the “Rexahn Common Stock”) equal to one-hundred (100%) percent of the quotient determined by dividing the Purchase Price (as defined below) paid by such Buyer on the Closing Date, by the Final Per Share Price (as defined below) (such shares of Rexahn Common Stock issuable upon exercise of the Series A Warrants, collectively, the “Series A Warrant Shares”), and (ii) warrants, in the form attached hereto as Exhibit B-2 (the “Series B Warrants” and, together with the Series A Warrants, the “Warrants”), representing the right to acquire that number of shares of Rexahn Common Stock in accordance with its terms and conditions (such shares of Rexahn Common Stock issuable upon exercise of the Series B Warrants, collectively, the “Series B Warrant Shares” and, together with the Series A Warrant Shares, the “Warrant Shares”).

D.          Contemporaneously with the execution and delivery of this Agreement, the Buyers and Rexahn are executing and delivering a Registration Rights Agreement, in the form attached hereto as Exhibit C (the “Registration Rights Agreement”), pursuant to which Rexahn has agreed to provide, following the closing of the Merger, certain registration rights with respect to the Registrable Securities (as defined in the Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

E.          The Common Shares (and, as applicable, the Exchange Shares issued in exchange therefor), the Warrants and the Warrant Shares collectively are referred to herein as the “Securities.”

F.         The “Parent Fully Diluted Number” is equal to the “fully-diluted” post-Merger outstanding shares of Rexahn Common Stock, which figure (i) includes all shares of Rexahn Common Stock that may be issued pursuant to in-the-money options, warrants or convertible securities, and (ii) with respect to Replacement Warrants (as defined in the Draft Merger Agreement) issued by Rexahn following the Subscription Date in exchange for existing Parent Warrants (as defined in the Draft Merger Agreement) shall include (A) all shares of Rexahn Common Stock that are subject to each Replacement Warrant that is in-the-money as of the date of issuance of such Replacement Warrant and (B) 0.5 times the number of shares of Rexahn Common Stock that may be issued pursuant to such out-of-the-money Replacement Warrants that is out-of-the-money as of the date of issuance of such Replacement Warrant and (iii) excludes all other out-of-the-money options, warrants or convertible securities of Rexahn; provided, however, for determining whether Replacement Warrants are in-the-money or out-of-the money such determination will be made based on the difference between the exercise price of such Replacement Warrant as compared to the first Closing Sale Price (as defined in the Warrants) of a share of Rexahn Common Stock immediately following the issuance of such Replacement Warrant.

NOW, THEREFORE, Ocuphire, Rexahn and each Buyer hereby agree as follows:

1.           PURCHASE AND SALE OF COMMON SHARES AND WARRANTS.

(a)         Purchase of Initial Common Shares. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 7 and 8 below, (x) Ocuphire shall issue and sell to each Buyer, and each Buyer severally, but not jointly, agrees to purchase from Ocuphire on the Closing Date, the number of Initial Common Shares as is set forth opposite such Buyer’s name in column (3) on the Schedule of Buyers and (y) Ocuphire shall issue in escrow in the name of the Escrow Agent a number of shares of Ocuphire Common Stock equal to the Buyers’ Allocation Number (as adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date hereof) issuable as Additional Common Shares, in accordance with the terms hereof and the Securities Escrow Agreement (the “Closing”).

(b)         Closing.  The date and time of the Closing (the “Closing Date”) shall be 10:00 a.m., New York City time, on a date mutually agreed to by Ocuphire, Rexahn and each Buyer after notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 7 and 8 below, and shall take place remotely by electronic transfer of Closing documentation, or at such other date as the parties hereto agree.

(c)          Issuance of Warrants and Delivery of Additional Common Shares.

(i)         Obligation to Issue Warrants.  On the Warrant Closing Date (as defined below), and for no additional consideration, Rexahn shall issue to each Buyer (x) Series A Warrants to acquire an initial amount of shares of Rexahn Common Stock equal to one-hundred (100%) percent of the quotient determined by dividing the Purchase Price paid by such Buyer on the Closing Date, by the Final Per Share Price and (y) Series B Warrants to acquire Series B Warrant Shares in accordance with its terms and conditions (the “Warrant Closing”).

(ii)         Obligation to Deliver Additional Common Shares.  Promptly but in any event by no later than (x) the earlier to occur of (i) the tenth (10th) Trading Day (as defined in the Warrants) immediately following the Closing Date and (ii) with respect to any Buyer, the first (1st) Trading Day following the delivery to Rexahn of a written notice by such Buyer (an “Early Delivery Notice”) at any time from the fifth (5th) Trading Day immediately following the Closing Date indicating that such Buyer elects to determine the Final Per Share Price using the five (5) lowest Weighted Average Prices (as defined in the Warrants) of the Rexahn Common Stock during the period beginning on the first (1st) Trading Day immediately following the Closing Date and ending on the date such Buyer delivers such Early Delivery Notice to Rexahn, inclusive (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events during such period) (such earlier date, the “First Additional Exchange Shares Delivery Date”) and/or (y) if Section 1(c)(iv) prevents the delivery on the First Additional Exchange Shares Delivery Date of all or any portion of the Exchange Shares (as defined in Section 5(d)) issued in exchange of Additional Common Shares to a Buyer, the second (2nd) Trading Day immediately after the delivery to the Escrow Agent (with a copy to Rexahn) of a notice by such Buyer in the form attached hereto as Exhibit D setting forth such Buyer’s election to receive all or any portion of the Exchange Shares issued in exchange of the Additional Common Shares such Buyer is entitled to pursuant to this Section 1(c)(ii) and the delivery of which is no longer prevented by Section 1(c)(iv) (a “Capacity Notice”) (the First Additional Exchange Shares Delivery Date and each second (2nd) Trading Day immediately following the delivery to the Escrow Agent of a Capacity Notice, an “Additional Exchange Shares Delivery Date”), subject to Section 1(c)(iv), Rexahn acknowledges that, in each case, without any additional consideration, the Escrow Agent shall transfer from the escrow account governed by the Securities Escrow Agreement and deliver via The Depository Trust Company (“DTC”) free delivery / free receive system, the Additional Common Shares (once exchanged for the Exchange Shares as set forth herein) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof and including any securities, cash, rights or other property distributed with respect to such Additional Common Shares or in exchange for such Additional Common Shares), which such Exchange Shares issued in exchange of Additional Common Shares shall be equal to the lesser of (A) the number of Exchange Shares issued in exchange for the Additional Common Shares deposited in such Buyer’s escrow account (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof) and (B) the number (if positive) obtained by subtracting (I) the number of Exchange Shares issued in exchange for the Initial Common Shares purchased by such Buyer on the Closing Date (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof), from (II) the quotient determined by dividing (x) the aggregate Purchase Price paid by such Buyer on the Closing Date, by (y) with respect to each applicable Buyer, the greater of (a) the Reset Floor Price (as defined in the Warrants) and (b) eighty-five percent (85%) of the sum of the five (5) lowest Weighted Average Prices of the Rexahn Common Stock during the period beginning on the first (1st) Trading Day immediately following the Closing Date and ending on the First Additional Exchange Shares Delivery Date, inclusive (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events during such period), divided by five (5) (the greater of the price set forth in the immediately preceding clauses (a) and (b), the “Per Share Price” and the lower of (i) the Per Share Price and (ii) the quotient obtained by dividing (x) the Purchase Price paid by such Buyer on the Closing Date, by (y) the amount of Initial Common Shares purchased by such Buyer on the Closing Date (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events related to the Common Stock occurring after the Closing Date), the “Final Per Share Price”).  Rexahn shall notify the Escrow Agent in writing of the occurrence of a First Additional Exchange Shares Delivery Date applicable to each Buyer and shall deliver a copy of such notice to such Buyer.  On the First Additional Exchange Shares Delivery Date applicable to each Buyer, the Investor Representative (as defined in the applicable Securities Escrow Agreement) related to such Buyer and Rexahn shall instruct the Escrow Agent to release to Rexahn from the applicable escrow account governed by the Securities Escrow Agreement any Exchange Shares issued in exchange for Additional Common Shares to the extent that the Buyer(s) affiliated with such Investor Representative is not entitled to receive such Exchange Shares pursuant to this Section 1(c)(ii) without giving effect to the limitations under Section 1(c)(iv).  Upon request of an Investor Representative, upon delivery of any Capacity Notice to the Escrow Agent, Rexahn hereby agrees to give instructions and to take any additional actions reasonably requested by such Investor Representative, to cause the Escrow Agent to promptly deliver (but in no event later than two (2) Trading Days after such request) the Additional Common Shares to which the applicable Buyer(s) are entitled pursuant to such Capacity Notice.

(iii)         Mechanics of Delivery.

(1)        General.  Rexahn shall be responsible for all fees and expenses of its transfer agent (the “Transfer Agent”) and all fees and expenses with respect to the delivery of Exchange Shares issued in exchange of Additional Common Shares and transfer of such shares to each Buyer’s or its designee’s balance account with DTC, if any, including, without limitation, for same day processing.  Rexahn’s obligations to cause the Transfer Agent to deliver and transfer Exchange Shares issued in exchange of Additional Common Shares to the Buyers in accordance with the terms and subject to the conditions hereof and the Securities Escrow Agreement are absolute and unconditional, irrespective of any action or inaction by such Buyer to enforce the same, any waiver or consent with respect to any provision hereof, the recovery of any judgment against any Person (as defined below) or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination. Notwithstanding anything to the contrary contained herein, in no event will Rexahn have any responsibility under Section 1(c) until after the completion of the Merger and any Exchange Shares issued in exchange of Additional Common Shares be delivered with any restrictive legends or any restrictions or limitations on resale by the Buyers. If Rexahn and/or the Transfer Agent requires any legal opinions with respect to the delivery of any Exchange Shares issued in exchange of Additional Common Shares without restrictive legends or the removal of any such restrictive legends, Rexahn agrees to cause at its expense its legal counsel to issue any such legal opinions. Rexahn hereby acknowledges and agrees that the holding period of any Exchange Shares issued in exchange of Additional Common Shares delivered hereunder for purposes of Rule 144 (as defined below) shall be deemed to have commenced on the Closing Date.  For purposes of this Agreement, “Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization and a government or any department or agency thereof.

(2)        Rexahn’s Failure to Timely Deliver Securities.  If Rexahn shall fail for any reason or for no reason to credit such Buyer’s or its designee’s balance account with DTC on the applicable Additional Exchange Shares Delivery Date for such number of Exchange Shares issued in exchange of shares of Rexahn Common Stock to which such Buyer is entitled under Section 1(c)(ii) (a “Delivery Failure”), then, in addition to all other remedies available to such Buyer, Rexahn shall pay in cash to such Buyer on each day after such Additional Exchange Shares Delivery Date that Rexahn shall fail to credit such Buyer’s or its designee’s balance account with DTC for the number of shares of Rexahn Common Stock to which such Buyer is entitled pursuant to Rexahn’s obligation pursuant to clause (ii) below, an amount equal to 1.5 % of the product of (A) the number of Exchange Shares not issued to such Buyer on or prior to the applicable Additional Exchange Shares Delivery Date and to which the Buyer is entitled, and (B) any trading price of the Rexahn Common Stock selected by the Buyer in writing as in effect at any time during the period beginning on the applicable Additional Exchange Shares Delivery Date and ending on the date Rexahn makes the applicable cash payment, and if on or after such Trading Day such Buyer (or any Person in respect of, or on behalf, of such Buyer) purchases (in an open market transaction or otherwise) shares of Rexahn Common Stock related to the applicable Delivery Failure, then, in addition to all other remedies available to such Buyer, Rexahn shall, within two (2) Trading Days after such Buyer’s request and in such Buyer’s discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Rexahn Common Stock so purchased (the “Buy-In Price”), at which point Rexahn’s obligation to credit such Buyer’s or its designee’s balance account with DTC for such shares of Rexahn Common Stock shall terminate, or (ii) promptly honor its obligation to credit such Buyer’s or its designee’s balance account with DTC and pay cash to such Buyer in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of shares of Rexahn Common Stock, multiplied by (B) any trading price of the Rexahn Common Stock selected by such Buyer in writing as in effect at any time during the period beginning on the applicable Additional Exchange Shares Delivery Date and ending on the date of such delivery and payment under this Section 1(c)(iii)(2).  Nothing shall limit any Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to Rexahn’s failure to timely electronically deliver shares of Rexahn Common Stock as required pursuant to the terms hereof. Notwithstanding the foregoing, Rexahn shall have no obligations under Section 1(c) until after the closing of the Merger.

(3)        Charges, Taxes and Expenses.  Issuance of the Additional Common Shares to the Escrow Agent and subsequent delivery of the Exchange Shares issued in exchange thereof to the Buyers shall be made without charge to the Buyers for any issue or transfer tax or other incidental expense in respect of such issuance and transfer, all of which taxes (other than the Buyers’ income taxes) and expenses shall be paid by Rexahn, and the Exchange Shares issued in exchange of such Additional Common Shares shall be delivered in the name of the respective Buyer or in such name or names as may be directed by the respective Buyer.

(4)       Closing of Books.  Neither Ocuphire nor Rexahn will close its stockholder books or records in any manner which prevents the timely exercise of such Buyer’s rights with respect to the Exchange Shares issued in exchange of the Additional Common Shares.

(iv)        Blocker. Notwithstanding anything to the contrary contained herein, Rexahn shall not deliver Exchange Shares issued in exchange of Additional Common Shares, and no Buyer shall have the right to receive Exchange Shares issued in exchange of Additional Common Shares, and any such delivery shall be null and void and treated as if never made, to the extent that after giving effect to such delivery, such Buyer together with its other Attribution Parties (as defined in the Warrants) would beneficially own in excess of such percentage corresponding to the checked box on such Buyer’s signature page attached hereto (the “Maximum Percentage”) of the number of shares of Rexahn Common Stock outstanding immediately after giving effect to such delivery.  For purposes of the foregoing sentence, the aggregate number of shares of Rexahn Common Stock beneficially owned by such Buyer and the other Attribution Parties shall include the number of shares of Rexahn Common Stock held by such Buyer and all other Attribution Parties plus the number of Exchange Shares issued in exchange of Additional Common Shares delivered to such Buyer pursuant to Section 1(c) hereof with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Rexahn Common Stock which would be issuable upon (i) exercise of the remaining, unexercised portion of the Warrants beneficially owned by such Buyer or any of the other Attribution Parties and (ii) exercise or conversion of the unexercised or unconverted portion of any other securities of Rexahn beneficially owned by such Buyer or any of the other Attribution Parties (including, without limitation, any convertible notes or convertible preferred stock or warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein.  For purposes of this Section 1(c)(iv), beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “1934 Act”).  For purposes of determining the number of outstanding shares of Rexahn Common Stock that the Buyers may receive without exceeding the Maximum Percentage, the Buyers may rely on the number of outstanding shares of Rexahn Common Stock as reflected in (1) Rexahn’s most recent Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other public filing with the SEC, as the case may be, (2) a more recent public announcement by Rexahn or (3) any other written notice by Rexahn or the Transfer Agent setting forth the number of shares of Rexahn Common Stock outstanding (the “Reported Outstanding Share Number”).  If Rexahn receives a Capacity Notice from such Buyer at a time when the actual number of outstanding shares of Rexahn Common Stock is less than the Reported Outstanding Share Number, Rexahn shall promptly notify the Buyers in writing of the number of shares of Rexahn Common Stock then outstanding and, to the extent that such Capacity Notice would otherwise cause a Buyer’s beneficial ownership, as determined pursuant to this Section 1(c)(iv), to exceed the Maximum Percentage, such Buyer must notify Rexahn of a reduced number of Exchange Shares issued in exchange of Additional Common Shares to be delivered pursuant to such Capacity Notice.  For any reason at any time, upon the written or oral request of a Buyer, Rexahn shall within one (1) Business Day (as defined below) confirm in writing or by electronic mail to such Buyer the number of shares of Rexahn Common Stock then outstanding.  In any case, the number of outstanding shares of Rexahn Common Stock shall be determined after giving effect to the conversion or exercise of securities of Rexahn, including the Warrants held by each Buyer and the other Attribution Parties since the date as of which the Reported Outstanding Share Number was reported.  In the event that the delivery of Exchange Shares issued in exchange of Additional Common Shares to such Buyer results in such Buyer and the other Attribution Parties being deemed to beneficially own, in the aggregate, more than the Maximum Percentage of the number of outstanding shares of Rexahn Common Stock (as determined under Section 13(d) of the 1934 Act), the number of shares so delivered by which such Buyer’s and the other Attribution Parties’ aggregate beneficial ownership exceeds the Maximum Percentage (the “Excess Shares”) shall be deemed null and void and shall be cancelled ab initio, and such Buyer shall not have the power to vote or to transfer the Excess Shares. If a Buyer’s right to receive Exchange Shares issued in exchange of Additional Common Shares is limited, in whole or in part, by this Section 1(c)(iv), all such Exchange Shares issued in exchange of Additional Common Shares that are so limited shall be held in abeyance for the benefit of such Buyer by the Escrow Agent until the earlier to occur of the fifth (5th) anniversary of the Closing Date and such time as such Buyer notifies Rexahn that its right thereto would not result in such Buyer exceeding the Maximum Percentage and Rexahn shall promptly but in any event within two (2) Trading Days after the delivery of such Capacity Notice deliver to such Buyer the Exchange Shares issued in exchange of such Additional Common Shares. Upon delivery of a written notice to Rexahn, each Buyer may from time to time increase or decrease the Maximum Percentage to any other percentage not in excess of 9.99% as specified in such notice; provided that (i) any such increase in the Maximum Percentage will not be effective until the sixty-first (61st) day after such notice is delivered to Rexahn and (ii) any such increase or decrease will apply only to such Buyer and the other Attribution Parties and not to any of the other Buyers that is not an Attribution Party of such Buyer.  For purposes of clarity, the Exchange Shares issued in exchange of the Additional Common Shares deliverable pursuant to the terms hereof in excess of the Maximum Percentage shall not be deemed to be beneficially owned by such Buyer for any purpose including for purposes of Section 13(d) or Rule 16a-1(a)(1) of the 1934 Act.  The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 1(c)(iv) to the extent necessary to correct this paragraph or any portion of this paragraph which may be defective or inconsistent with the intended beneficial ownership limitation contained in this Section 1(c)(iv) or to make changes or supplements necessary or desirable to properly give effect to such limitation.  The limitation contained in this paragraph may not be waived and shall apply to a successor of such Buyer.  As used herein, “Business Day” means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

(d)         Warrant Closing.  The time of the Warrant Closing shall be 10:00 a.m., New York City time on the tenth (10th) Trading Day immediately following the Closing Date (the “Warrant Closing Date”), and shall take place remotely by electronic transfer of Warrant Closing documentation, or at such other date and place as the parties hereto agree.

(e)        Purchase Price.  The purchase price for the Common Shares and the related Warrants to be purchased by each Buyer pursuant to this Agreement shall be the amount set forth opposite such Buyer’s name in column (5) of the Schedule of Buyers (the “Purchase Price”).

(f)          Form of Payment.  On the Closing Date, (i) each Buyer shall pay its respective Purchase Price (less, in the case of Altium Growth Fund, LP (the “Lead Investor”), any amounts withheld pursuant to Section 5(h)) to Ocuphire for the Common Shares and the Warrants to be issued and sold to such Buyer pursuant to this Agreement by wire transfer of immediately available funds in accordance with Ocuphire’s written wire instructions and (ii) Ocuphire shall deliver to each Buyer the number of Initial Common Shares such Buyer is purchasing as is set forth opposite such Buyer’s name in column (3) of the Schedule of Buyers. On the Warrant Closing Date, Rexahn shall deliver to each Buyer (x) a Series A Warrant pursuant to which such Buyer shall have the right to acquire an initial amount of shares of Rexahn Common Stock equal to one-hundred (100%) percent of the quotient determined by dividing the Purchase Price paid by such Buyer on the Closing Date, by the Final Per Share Price, and (y) a Series B Warrant pursuant to which such Buyer shall have the right to acquire Series B Warrant Shares in accordance with its terms and conditions, in each case duly executed on behalf of Rexahn and registered in the name of such Buyer or its designee.

2.           BUYER’S REPRESENTATIONS AND WARRANTIES.  Each Buyer, severally and not jointly, represents and warrants with respect to only itself to each of Ocuphire and Rexahn that, as of the date hereof and as of the Closing Date:

(a)         No Public Sale or Distribution.  Such Buyer is (i) acquiring the Common Shares and the Warrants and (ii) upon exercise of the Warrants (other than pursuant to a Cashless Exercise (as defined in the Warrants)) will acquire the Warrant Shares issuable upon exercise of the Warrants, for its own account and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any of the Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.  Such Buyer is acquiring the Securities hereunder in the ordinary course of its business.  Such Buyer does not presently have any agreement or understanding, directly or indirectly, with any Person to distribute any of the Securities.

(b)         Accredited Investor Status; No Disqualification Events.  Such Buyer is an “accredited investor” as that term is defined in Rule 501(a) of Regulation D. To the extent such Buyer is a beneficial owner of 10% or more of Rexahn Common Stock as of the date hereof or as of the Closing Date, none of (i) such Buyer, (ii) any of such Buyer’s directors, executive officers, other officers that may serve as a director or officer of any company in which it invests, general partners or managing members, or (iii) any beneficial owner of Ocuphire’s or Rexahn’s voting equity securities (in accordance with Rule 506(d) of the 1933 Act) held by such Buyer is subject to any Disqualification Event (as defined below), except for Disqualification Events covered by Rule 506(d)(2) or (d)(3) under the 1933 Act and disclosed reasonably in advance of the Closing in writing in reasonable detail to Ocuphire and Rexahn.

(c)         Reliance on Exemptions.  Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that Ocuphire and Rexahn are relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

(d)         Information.  Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of Ocuphire and Rexahn and materials relating to the offer and sale of the Securities that have been requested by such Buyer.  Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of Ocuphire and Rexahn.  Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on Ocuphire’s and Rexahn’s representations and warranties contained herein.  Such Buyer understands that its investment in the Securities involves a high degree of risk.  Such Buyer has sought such accounting, legal and tax advice as it has considered necessary to make an informed investment decision with respect to its acquisition of the Securities. Such Buyer acknowledges and agrees that neither the Placement Agent (as defined in Section 3(g)) nor any Affiliate (as defined in Rule 144) of the Placement Agent has provided such Buyer with any information or advice with respect to the Securities nor is such information or advice necessary or desired.  Neither the Placement Agent nor any Affiliate has made or makes any representation as to Ocuphire and Rexahn or the quality of the Securities and the Placement Agent and any Affiliate may have acquired non-public information with respect to Ocuphire and Rexahn which such Buyer agrees need not be provided to it.  In connection with the issuance of the Securities to such Buyer, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Buyer.

(e)         No Governmental Review.  Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

(f)         Transfer or Resale.  Such Buyer understands that except as provided in the Registration Rights Agreement:  (i) the Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) subject to Section 1(c)(iii)(1), such Buyer shall have delivered to Rexahn an opinion of counsel, in a form reasonably satisfactory to Rexahn, to the effect that such Securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such Buyer provides Rexahn with reasonable assurance that such Securities can be sold, assigned or transferred pursuant to Rule 144 or Rule 144A promulgated under the 1933 Act, as amended, (or a successor rule thereto) (collectively, “Rule 144”); (ii) any sale of the Securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of the Securities under circumstances in which the seller (or the Person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) neither Rexahn nor any other Person is under any obligation to register the Securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder; provided, however, that the Common Shares will be exchanged on the Closing Date and pursuant to Section 5(d) will be exchangeable, for shares of Rexahn Common Stock registered under the 1933 Act pursuant to the registration statement on Form S-4 to be filed by Rexahn following the execution of this Agreement (as amended from time to time, the “Final Form S-4”).  Notwithstanding the foregoing, the Securities may be pledged in connection with a bona fide margin account or other loan or financing arrangement secured by the Securities and such pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Buyer effecting a pledge of Securities shall be required to provide Rexahn with any notice thereof or otherwise make any delivery to Rexahn pursuant to this Agreement or any other Transaction Document (as defined in Section 4(b)), including, without limitation, this Section 2(f).

(g)         Legends. Such Buyer understands that the certificates or other instruments representing the Common Shares and the Warrants and, until such time as the resale or exchange of the Common Shares and the Warrant Shares have been registered under the 1933 Act as contemplated by the Registration Rights Agreement or the most recent draft registration statement on Form S-4 as of the date of this Agreement provided to such Buyer for such Buyer’s review (the “Draft Form S-4”, and together with the Final Form S-4, the “Form S-4”), as applicable, the stock certificates representing the Securities, except as set forth below, shall bear a restrictive legend in the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

[NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE EXERCISABLE HAVE BEEN][THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN] REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS.  THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL SELECTED BY THE HOLDER, IN A FORM REASONABLY SATISFACTORY TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD OR ELIGIBLE TO BE SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

The legend set forth above shall be removed and Rexahn shall issue a certificate without such legend to the holder of the Securities upon which it is stamped or issue to such holder by electronic delivery at the applicable balance account at DTC, if (i) such Securities are registered for resale under the 1933 Act or exchanged for other securities in a transaction registered under the 1933 Act, (ii) in connection with a sale, assignment or other transfer, except as provided in Section 1(c)(iii)(1), such holder provides Rexahn with an opinion of counsel, in a form reasonably satisfactory to Rexahn, to the effect that such sale, assignment or transfer of the Securities may be made without registration under the applicable requirements of the 1933 Act, or (iii) the Securities can be sold, assigned or transferred pursuant to Rule 144.  Rexahn shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.  If Rexahn shall fail for any reason or for no reason to issue to the holder of the Securities within two (2) Trading Days after the occurrence of any of (i) through (iii) above (the initial date of such occurrence, the “Legend Removal Date” and such failure, a “Legend Removal Failure”), a certificate without such legend to such holder or to issue such Securities to such holder by electronic delivery at the applicable balance account at DTC, then, in addition to all other remedies available to such holder, Rexahn shall pay in cash to such holder on each day after the second (2nd) Trading Day after the Legend Removal Date and during such Legend Removal Failure an amount equal to 2.0% of the product of (i) the number of shares represented by such certificate, and (ii) any trading price of the Rexahn Common Stock selected by the holder in writing as in effect at any time during the period beginning on the applicable Legend Removal Date and ending on the date Rexahn makes the applicable cash payment, and if on or after such Trading Day the holder purchases (in an open market transaction or otherwise) Rexahn Common Stock relating to the applicable Legend Removal Failure, then Rexahn shall, within two (2) Trading Days after the holder’s request and in the holder’s discretion, either (i) pay cash to the holder in an amount equal to the holder’s total purchase price (including brokerage commissions, if any) for the Rexahn Common Stock so purchased (the “Legend Buy-In Price”), at which point the obligation of Rexahn to deliver such unlegended Securities shall terminate, or (ii) promptly honor its obligation to deliver to the holder such unlegended Securities as provided above and pay cash to the holder in an amount equal to the excess (if any) of the Legend Buy-In Price over the product of (A) such number of shares of Rexahn Common Stock, times (B) any trading price of the Rexahn Common Stock selected by the holder in writing as in effect at any time during the period beginning on the applicable Legend Removal Date and ending on the date Rexahn makes the applicable cash payment.  Rexahn shall be responsible for the fees of its Transfer Agent and all DTC fees associated with such issuance.

(h)         Validity; Enforcement. This Agreement and the other Transaction Documents to which such Buyer is a party have been duly and validly authorized, executed and delivered on behalf of such Buyer and shall constitute the legal, valid and binding obligations of such Buyer enforceable against such Buyer in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(i)          No Conflicts.  The execution, delivery and performance by such Buyer of this Agreement and the other Transaction Documents to which such Buyer is a party and the consummation by such Buyer of the transactions contemplated hereby and thereby will not (i) result in a violation of the organizational documents of such Buyer or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which such Buyer is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws) applicable to such Buyer, except in the case of clauses (ii) and (iii) above, for such conflicts, defaults, rights or violations which would not, individually or in the aggregate, reasonably be expected to have a material adverse effect on the ability of such Buyer to perform its obligations hereunder.

3.           REPRESENTATIONS AND WARRANTIES OF OCUPHIRE.

Ocuphire represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)         Organization and Qualification.  Each of Ocuphire and its “Ocuphire Subsidiaries” (which for purposes of this Agreement means any entity in which Ocuphire, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted.  Each of Ocuphire and each of the Ocuphire Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Ocuphire Material Adverse Effect.  As used in this Agreement, “Ocuphire Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of Ocuphire and the Ocuphire Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or on the other Ocuphire Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of Ocuphire to perform any of its obligations under any of the Ocuphire Transaction Documents.  Ocuphire has no Ocuphire Subsidiaries except as set forth in Schedule 3(a).  The outstanding shares of capital stock of each of the Ocuphire Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Ocuphire or another Ocuphire Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Ocuphire Subsidiaries are outstanding.

(b)         Authorization; Enforcement; Validity.  As of (i) the date hereof, subject to the approval of the Ocuphire stockholders of the transactions contemplated by the Draft Merger Agreement (collectively, the “Ocuphire Required Stockholder Approvals”) and (ii) the Closing Date, Ocuphire has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Securities Escrow Agreement, the Lock-Up Agreements (as defined in Section 8(k)) and each of the other agreements entered into by Ocuphire in connection with the transactions contemplated by this Agreement (collectively, the “Ocuphire Transaction Documents”) and to issue the Common Shares in accordance with the terms hereof and thereof.  The execution and delivery of this Agreement and the other Ocuphire Transaction Documents by Ocuphire and the consummation by Ocuphire of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Common Shares, have been duly authorized by Ocuphire’s board of directors and (other than the filing of a Form D with the SEC and any other filings as may be required by any state securities agencies), no further filing, consent or authorization is required by Ocuphire, its board of directors or its stockholders (other than, as of the date hereof, the Ocuphire Required Stockholder Approvals).  This Agreement and the other Ocuphire Transaction Documents have been duly executed and delivered by Ocuphire, and constitute the legal, valid and binding obligations of Ocuphire, enforceable against Ocuphire in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)         Issuance of Common Shares. As of (i) the date hereof, subject to the Ocuphire Required Stockholder Approvals and (ii) the Closing Date, the issuance of the Common Shares is duly authorized and, upon issuance in accordance with the terms of the Ocuphire Transaction Documents, the Common Shares shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof and the Common Shares shall be fully paid and nonassessable with the holders being entitled to all rights accorded to a holder of Ocuphire Common Stock.  Assuming the accuracy of each of the representations and warranties set forth in Section 3 of this Agreement, the offer and issuance by Ocuphire of the Common Shares is exempt from registration under the 1933 Act.

(d)         No Conflicts. Except as disclosed in Schedule 3(d), the execution, delivery and performance of the Ocuphire Transaction Documents by Ocuphire and any of the Ocuphire Subsidiaries and the consummation by Ocuphire of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Common Shares) will not (i) as of (x) the date hereof, subject to the Ocuphire Required Stockholder Approvals, and (y) as of the Closing Date, result in a violation of the Ocuphire Certificate of Incorporation (as defined below) or Ocuphire Bylaws (as defined below) or other organizational documents of Ocuphire or any of the Ocuphire Subsidiaries, any capital stock of Ocuphire or any of the Ocuphire Subsidiaries or the articles of association or bylaws of Ocuphire or any of the Ocuphire Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Ocuphire or any of the Ocuphire Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws, rules and regulations) applicable to Ocuphire or any of the Ocuphire Subsidiaries or by which any property or asset of Ocuphire or any of the Ocuphire Subsidiaries is bound or affected, except, in the case of clauses (ii) and (iii) above, as would not have or reasonably be expected to result in a Ocuphire Material Adverse Effect.

(e)        Consents. As of (i) the date hereof, other than the Ocuphire Required Stockholder Approvals and (ii) the Closing Date, Ocuphire is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing of a Form D with the SEC and any other filings as may be required by any state securities agencies or the filing of an amendment to Ocuphire’s certificate of incorporation following receipt of the Ocuphire Required Stockholder Approvals to increase the number of authorized shares of Ocuphire Common Stock), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Ocuphire Transaction Documents, in each case, in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which Ocuphire is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (or in the case of filings detailed above, will be made timely after the Closing Date).

(f)          Acknowledgment Regarding Buyer’s Purchase of Securities. Ocuphire acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Ocuphire Transaction Documents and the transactions contemplated hereby and thereby and that, prior to the purchase of Securities hereunder, no Buyer is (i) an officer or director of Ocuphire or any of the Ocuphire Subsidiaries, (ii) an “affiliate” of Ocuphire or any of the Ocuphire Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of Ocuphire, a “beneficial owner” of more than 10% of the Ocuphire Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act).  Ocuphire further acknowledges that no Buyer is acting as a financial advisor or fiduciary of Ocuphire or any of the Ocuphire Subsidiaries (or in any similar capacity) with respect to the Ocuphire Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Ocuphire Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities.  Ocuphire further represents to each Buyer that Ocuphire’s decision to enter into the Ocuphire Transaction Documents has been based solely on the independent evaluation by Ocuphire and its representatives.

(g)         No General Solicitation; Placement Agent’s Fees.  Neither Ocuphire, nor any of the Ocuphire Subsidiaries or their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.  Ocuphire shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or brokers’ commissions (other than for Persons engaged by any Buyer or its investment advisor) relating to or arising out of the transactions contemplated hereby, including, without limitation, placement agent fees payable to Canaccord Genuity LLC and Cantor Fitzgerald & Co. (collectively, the “Placement Agent”) in connection with the sale of the Securities.  Ocuphire shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any such claim.  Ocuphire acknowledges that it has engaged the Placement Agent in connection with the sale of the Securities.  Other than the Placement Agent, neither Ocuphire nor any of the Ocuphire Subsidiaries has not engaged any placement agent or other agent in connection with the offer or sale of the Securities.

(h)         No Integrated Offering.  None of Ocuphire, the Ocuphire Subsidiaries, their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of Ocuphire for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of Rexahn are listed or designated for quotation.  None of Ocuphire, the Ocuphire Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(i)         Application of Takeover Protections; Rights Agreement.  Ocuphire and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination (including, without limitation, under Section 203 of the Delaware General Corporation Law (“DGCL”)), poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Ocuphire Certificate of Incorporation, Ocuphire Bylaws or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, Ocuphire’s issuance of the Common Shares and any Buyer’s ownership of the Securities.  Ocuphire and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Ocuphire Common Stock or a change in control of Ocuphire or any of the Ocuphire Subsidiaries.

(j)          S-4; Financial Statements.  As of the date hereof, the sections of the Draft Form S-4 titled “Risk Factors – Risks Related to Ocuphire,” “Ocuphire Business,” “Ocuphire Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Related Party Transactions of Directors and Executive Officers of the Combined Company – Ocuphire Transactions” and “Principal Stockholders of Ocuphire,” and at the time the Final Form S-4 or such amendment thereto is filed with the SEC, do not, and will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of the date hereof, the Draft Form S-4, and as of each filing date of the Final Form S-4 or any amendment thereto, the financial statements of Ocuphire included in the Draft Form S-4 comply, and in the Final Form S-4 will comply, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been, and will be, prepared in accordance with U.S. generally accepted accounting principles consistently applied during the periods involved (“GAAP”), (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Ocuphire and the Ocuphire Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).  No other information provided by or on behalf of Ocuphire to any of the Buyers which is not included in the Draft Form S-4 (including, without limitation, information referred to in Section 2(d) of this Agreement or in the disclosure schedules to this Agreement) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstance under which they are or were made, not misleading.

(k)         Absence of Certain Changes.  Except as disclosed in Schedule 3(k)(i), since December 31, 2019, there has been no material adverse change and no material adverse development in the business, assets, liabilities, properties, operations, condition (financial or otherwise), results of operations or prospects of Ocuphire or the Ocuphire Subsidiaries. Except as disclosed in Schedule 3(k)(ii), since December 31, 2019, neither Ocuphire nor any of the Ocuphire Subsidiaries have (i) declared or paid any dividends, (ii) sold any assets, individually or in the aggregate, in excess of $100,000 outside of the ordinary course of business or (iii) had capital expenditures, individually or in the aggregate, in excess of $100,000.  Neither Ocuphire nor any of the Ocuphire Subsidiaries has taken any steps to seek protection pursuant to any law or statute relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does Ocuphire or any of the Ocuphire Subsidiaries have any knowledge or reason to believe that any of its creditors intend to initiate involuntary bankruptcy proceedings or any actual knowledge of any fact which would reasonably lead a creditor to do so.  Ocuphire and the Ocuphire Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and, after giving effect to the transactions contemplated hereby to occur at the Closing, will not be Insolvent (as defined below).  For purposes of this Agreement, “Insolvent” means, with respect to any Person, (i) the present fair saleable value of such Person’s assets is less than the amount required to pay such Person’s total Indebtedness (as defined below), (ii) such Person is unable to pay its debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, (iii) such Person intends to incur or believes that it will incur debts that would be beyond its ability to pay as such debts mature or (iv) such Person has unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

(l)          No Undisclosed Events, Liabilities, Developments or Circumstances.  No event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to Ocuphire, the Ocuphire Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by Ocuphire under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by Ocuphire of Ocuphire Common Stock and which has not been publicly announced.

(m)        Conduct of Business; Regulatory Permits.  Neither Ocuphire nor any of the Ocuphire Subsidiaries is in violation of any term of or in default under the Ocuphire Certificate of Incorporation, any certificate of designations, preferences or rights of any outstanding series of preferred stock of Ocuphire or any of the Ocuphire Subsidiaries, the Ocuphire Bylaws or their organizational charter or memorandum of association or certificate of incorporation or articles of association or bylaws, respectively.  Neither Ocuphire nor any of the Ocuphire Subsidiaries is in violation of any judgment, decree or order or any statute, ordinance, rule or regulation applicable to Ocuphire or any of the Ocuphire Subsidiaries, and neither Ocuphire nor any of the Ocuphire Subsidiaries will conduct its business in violation of any of the foregoing, except in all cases for possible violations which would not, individually or in the aggregate, reasonably be expected to have a Ocuphire Material Adverse Effect.  Ocuphire and the Ocuphire Subsidiaries possess all certificates, authorizations and permits issued by the appropriate foreign, federal or state regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Ocuphire Material Adverse Effect, and neither Ocuphire nor any such Ocuphire Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.  Without limiting the generality of the foregoing, except as set forth in Schedule 3(m), Ocuphire has no knowledge of any facts or circumstances that would reasonably lead to delisting or suspension of the Rexahn Common Stock by the Nasdaq Capital Market (the “Principal Market”) in the foreseeable future.

(n)         Foreign Corrupt Practices.  Neither Ocuphire nor any of the Ocuphire Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of Ocuphire or any of the Ocuphire Subsidiaries has, in the course of its actions for, or on behalf of, Ocuphire or any of the Ocuphire Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977, as amended (the “FCPA”); or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(o)         Transactions With Affiliates. Except as set forth in Schedule 3(o), none of the officers, directors or employees of Ocuphire or any of the Ocuphire Subsidiaries is presently a party to any transaction with Ocuphire or any of the Ocuphire Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of the Ocuphire or any of the Ocuphire Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.

(p)        Equity Capitalization.  As of the date hereof, the authorized capital stock of Ocuphire consists of (i) 5,000,000 shares of Ocuphire Common Stock, of which as of the date hereof, 3,543,751 shares are issued and outstanding, 1,175,000 shares are reserved for issuance pursuant to Ocuphire’s stock option and purchase plans, of which 281,249 shares are subject to outstanding Ocuphire options granted under the Ocuphire stock plans and no shares are subject to outstanding Ocuphire restricted stock units. Prior to the Closing Date, 894,367 shares shall have been reserved for issuance pursuant to securities exercisable or exchangeable for, or convertible, into Ocuphire Common Stock (including 892,425 shares of Ocuphire Common Stock reserved for issuance in exchange for those certain notes as set forth in that certain conversion agreement, dated as of June 8, 2020, by and among Ocuphire and the entities whose names are listed on the schedule of purchasers therein (the “Conversion Agreement”), assuming the conversion of such notes as of the date hereof, and any increases of the Ocuphire Common Stock from such conversion after the date hereof shall only result from accrued interest), and (ii) 625,000 shares of preferred stock, of which as of the date hereof, no shares were issued and outstanding.  No Ocuphire Common Stock is held in treasury.  All of such outstanding shares are duly authorized and as of (i) the date hereof, the Ocuphire Required Stockholder Approvals, and (ii) as of the Closing Date, have been, or upon issuance will be, validly issued and are fully paid and nonassessable. (i) Except as disclosed in Schedule 3(p)(i), hereto, none of Ocuphire’s or any Ocuphire Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Ocuphire or any Ocuphire Subsidiary’s; (ii) except as disclosed in Schedule 3(p)(ii), there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of Ocuphire or any of the Ocuphire Subsidiaries, or contracts, commitments, understandings or arrangements by which Ocuphire is or may become bound to issue additional capital stock of Ocuphire or any of the Ocuphire Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of Ocuphire or any of the Ocuphire Subsidiaries; (iii) except as disclosed in Schedule 3(p)(iii), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of Ocuphire or any of the Ocuphire Subsidiaries or by which Ocuphire or any of the Ocuphire Subsidiaries is or may become bound; (iv) except as disclosed in Schedule 3(p)(iv), there are no financing statements securing obligations in any amounts filed in connection with Ocuphire or any of the Ocuphire Subsidiaries; (v), except as disclosed in Schedule 3(p)(v), there are no agreements or arrangements under which Ocuphire or any of the Ocuphire Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) except as disclosed in Schedule 3(p)(vi), there are no outstanding securities or instruments of Ocuphire or any of the Ocuphire Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Ocuphire or any of the Ocuphire Subsidiaries is or may become bound to redeem a security of Ocuphire or any of the Ocuphire Subsidiaries; (vii) except as disclosed in Schedule 3(p)(vii), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) except as disclosed in Schedule 3(p)(viii), neither Ocuphire nor any of its Ocuphire Subsidiaries has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) except as disclosed in Schedule 3(p)(ix), Ocuphire or any of the Ocuphire Subsidiaries have no liabilities or obligations, other than those incurred in the ordinary course of Ocuphire’s or any of the Ocuphire Subsidiary’s respective businesses and which, individually or in the aggregate, do not or could not have a Ocuphire Material Adverse Effect.  True, correct and complete copies of Ocuphire’s certificate of incorporation, as amended and as in effect on the date hereof (the “Ocuphire Certificate of Incorporation”), and Ocuphire’s bylaws, as in effect on the date hereof (the “Ocuphire Bylaws”), and the terms of all securities convertible into, or exercisable or exchangeable for, Ocuphire Common Stock and the material rights of the holders thereof in respect thereto shall be provided to the Buyers on the Closing Date.

(q)       Indebtedness and Other Contracts. Neither Ocuphire nor any of the Ocuphire Subsidiaries, (i) except as disclosed in Schedule 3(q)(i), has any outstanding Indebtedness, (ii) except as disclosed in Schedule 3(q)(ii), is a party to any contract, agreement or instrument, the violation of which, or default under which, by the other party(ies) to such contract, agreement or instrument would reasonably be expected to result in a Ocuphire Material Adverse Effect, (iii) except as disclosed in Schedule 3(q)(iii), is in violation of any term of, or in default under, any contract, agreement or instrument relating to any Indebtedness, except where such violations and defaults would not result, individually or in the aggregate, in a Ocuphire Material Adverse Effect, or (iv) except as disclosed in Schedule 3(q)(iv), is a party to any contract, agreement or instrument relating to any Indebtedness, the performance of which, in the judgment of Ocuphire’s officers, has or is expected to have a Ocuphire Material Adverse Effect.  Schedule 3(q) provides a detailed description of the material terms of such outstanding Indebtedness.  For purposes of this Agreement: (x) “Indebtedness” of any Person means, without duplication (A) all indebtedness for borrowed money, (B) all obligations issued, undertaken or assumed as the deferred purchase price of property or services (including, without limitation, “capital leases” in accordance with GAAP) (other than trade payables entered into in the ordinary course of business consistent with past practice), (C) all reimbursement or payment obligations with respect to letters of credit, surety bonds and other similar instruments, (D) all obligations evidenced by notes, bonds, debentures or similar instruments, including obligations so evidenced incurred in connection with the acquisition of property, assets or businesses, (E) all indebtedness created or arising under any conditional sale or other title retention agreement, or incurred as financing, in either case with respect to any property or assets acquired with the proceeds of such indebtedness (even though the rights and remedies of the seller or bank under such agreement in the event of default are limited to repossession or sale of such property), (F) all monetary obligations under any leasing or similar arrangement which, in connection with GAAP is classified as a capital lease, (G) all indebtedness referred to in clauses (A) through (F) above secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any mortgage, claim, lien, tax, right of first refusal, pledge, charge, security interest or other encumbrance upon or in any property or assets (including accounts and contract rights) owned by any Person, even though the Person which owns such assets or property has not assumed or become liable for the payment of such indebtedness, and (H) all Contingent Obligations (as defined below) in respect of indebtedness or obligations of others of the kinds referred to in clauses (A) through (G) above; and (y) “Contingent Obligation” means, as to any Person, any direct or indirect liability, contingent or otherwise, of that Person with respect to any indebtedness, capital lease, dividend or other obligation of another Person if the primary purpose or intent of the Person incurring such liability, or the primary effect thereof, is to provide assurance to the obligee of such liability that such liability will be paid or discharged, or that any agreements relating thereto will be complied with, or that the holders of such liability will be protected (in whole or in part) against loss with respect thereto.

(r)          Absence of Litigation.  There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of Ocuphire, threatened against or affecting Ocuphire or any of the Ocuphire Subsidiaries, the Ocuphire Common Stock or any of the Ocuphire Subsidiary’s capital stock or any of Ocuphire’s or any of the Ocuphire Subsidiary’s officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule 3(r).  The matters set forth in Schedule 3(r) would not reasonably be expected to have an Ocuphire Material Adverse Effect.

(s)         Insurance.  Ocuphire and each of the Ocuphire Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of Ocuphire believes to be prudent and customary in the businesses in which Ocuphire and the Ocuphire Subsidiaries are engaged.  Neither Ocuphire nor any of the Ocuphire Subsidiaries has been refused any insurance coverage sought or applied for and neither Ocuphire nor any of the Ocuphire Subsidiaries has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Ocuphire Material Adverse Effect.

(t)          Employee Relations.  Neither Ocuphire nor any of the Ocuphire Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  Ocuphire and the Ocuphire Subsidiaries believe that their relations with their respective employees are good.  No executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of Ocuphire or any of the Ocuphire Subsidiaries has notified Ocuphire or any such Ocuphire Subsidiary that such officer intends to leave Ocuphire or any such Ocuphire Subsidiary or otherwise terminate such officer’s employment with Ocuphire or any such Ocuphire Subsidiary.  No executive officer or other key employee of Ocuphire or any of the Ocuphire Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject Ocuphire or any of the Ocuphire Subsidiaries to any liability with respect to any of the foregoing matters.  Ocuphire and the Ocuphire Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Ocuphire Material Adverse Effect.

(u)         Title.  Ocuphire and the Ocuphire Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of Ocuphire and the Ocuphire Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Ocuphire and any of the Ocuphire Subsidiaries.  Any real property and facilities held under lease by Ocuphire and any of the Ocuphire Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Ocuphire and the Ocuphire Subsidiaries.

(v)        Intellectual Property Rights. Ocuphire and the Ocuphire Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works of authorship, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted.  Each of the patents owned by Ocuphire or any of the Ocuphire Subsidiaries is listed on Schedule 3(v)(i).  Except as set forth in Schedule 3(v)(ii), none of Ocuphire’s or any of the Ocuphire’s Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within three years from the date of this Agreement.  Ocuphire has no knowledge of any infringement by Ocuphire or the Ocuphire Subsidiaries of Intellectual Property Rights of others.  There is no claim, action or proceeding being made or brought, or to the knowledge of Ocuphire or any of the Ocuphire Subsidiaries, being threatened, against Ocuphire or any of the Ocuphire Subsidiaries regarding their Intellectual Property Rights.  Neither Ocuphire nor any of the Ocuphire Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  Ocuphire and the Ocuphire Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(w)        Environmental Laws. Ocuphire and the Ocuphire Subsidiaries (A) are in compliance with all Environmental Laws (as defined below), (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Ocuphire Material Adverse Effect.  The term “Environmental Laws” means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

(x)        Subsidiary Rights. Ocuphire or one of the Ocuphire Subsidiaries has the unrestricted right to vote, and (subject to limitations imposed by applicable law) to receive dividends and distributions on, all capital securities of the Ocuphire Subsidiaries as owned by Ocuphire or such Ocuphire Subsidiary.

(y)         Tax Status.  Ocuphire and each of the Ocuphire Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of Ocuphire know of no basis for any such claim.

(z)          Internal Accounting. Ocuphire and each of the Ocuphire Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and applicable law, and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  Except as set forth in Schedule 3(z), during the twelve months prior to the date hereof neither Ocuphire nor any of the Ocuphire Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of Ocuphire or any of the Ocuphire Subsidiaries.

(aa)        Off Balance Sheet Arrangements.  There is no transaction, arrangement, or other relationship between Ocuphire and an unconsolidated or other off balance sheet entity that would be reasonably likely to have an Ocuphire Material Adverse Effect.

(bb)       Investment Company Status.  Neither Ocuphire nor any of the Ocuphire Subsidiaries is, and upon consummation of the sale of the Securities, and for so long as any Buyer holds any Securities, will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(cc)      Acknowledgement Regarding Buyers’ Trading Activity. Ocuphire acknowledges and agrees that, except as set forth in the Leak-Out Agreements (as defined in Section 8(t)), (i) none of the Buyers has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of Ocuphire or Rexahn, or “derivative” securities based on securities issued by Ocuphire or Rexahn or to hold the Securities for any specified term; (ii) any Buyer, and counter-parties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Ocuphire Common Stock or Rexahn Common Stock and (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  Ocuphire further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in Ocuphire and/or Rexahn both at and after the time the hedging and/or trading activities are being conducted.  Ocuphire acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Warrants or any of the documents executed in connection herewith.

(dd)       Manipulation of Price.  Ocuphire has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of Ocuphire or Rexahn to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Placement Agent, paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of Ocuphire or Rexahn.

(ee)       FDA. As to each product subject to the jurisdiction of the U.S. Food and Drug Administration (the “FDA”) under the Federal Food, Drug and Cosmetic Act, as amended, and the regulations thereunder (“FDCA”) that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by Ocuphire or any of its Ocuphire Subsidiaries (each such product, a “Pharmaceutical Product”), such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by Ocuphire in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Ocuphire Material Adverse Effect. There is no pending, completed or, to Ocuphire’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against Ocuphire or any of its Ocuphire Subsidiaries, and none of Ocuphire or any of its Ocuphire Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by Ocuphire or any of its Ocuphire Subsidiaries, (iv) enjoins production at any facility of Ocuphire or any of its Ocuphire Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with Ocuphire or any of its Ocuphire Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by Ocuphire or any of its Ocuphire Subsidiaries, and which, either individually or in the aggregate, would have a Ocuphire Material Adverse Effect. The properties, business and operations of Ocuphire have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  Except as set forth on Schedule 3(ee) or as disclosed in the SEC Documents (as defined in Annex I), Ocuphire has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by Ocuphire nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by Ocuphire.

(ff)         U.S. Real Property Holding Corporation.  Neither Ocuphire nor any of the Ocuphire Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and Ocuphire and each Ocuphire Subsidiary shall so certify upon any Buyer’s request.

(gg)       Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by Ocuphire, and all laws imposing such taxes will be or will have been complied with.

(hh)       Bank Holding Company Act.  Neither Ocuphire nor any of the Ocuphire Subsidiaries or affiliates is subject to the Bank Holding Company Act of 1956, as amended (the “BHCA”) and to regulation by the Board of Governors of the Federal Reserve System (the “Federal Reserve”).  Neither Ocuphire nor any of the Ocuphire Subsidiaries or their affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither Ocuphire nor any of the Ocuphire Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(ii)         Shell Company Status.  Ocuphire is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the 1933 Act.

(jj)         Compliance with Anti-Money Laundering Laws.  The operations of Ocuphire and the Ocuphire Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable U.S. and non-U.S. anti-money laundering laws, rules and regulations, including, but not limited to, those of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the United States Bank Secrecy Act, as amended by the USA PATRIOT Act of 2001, and the United States Money Laundering Control Act of 1986 (18 U.S.C. §§1956 and 1957), as amended, as well as the implementing rules and regulations promulgated thereunder, and the applicable money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency or self-regulatory body (collectively, the “Anti-Money Laundering Laws”), and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Ocuphire or any of the Ocuphire Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of Ocuphire, threatened.

(kk)       No Conflicts with Sanctions Laws. Neither Ocuphire nor any of the Ocuphire Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of Ocuphire or any of the Ocuphire Subsidiaries or any of their affiliates is, or is directly or indirectly owned or controlled by, a Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”) or the U.S. Departments of State or Commerce and including, without limitation, the designation as a “Specially Designated National” or on the “Sectoral Sanctions Identifications List”, collectively “Blocked Persons”), the United Nations Security Council, the European Union, Her Majesty’s Treasury or any other relevant sanctions authority (collectively, “Sanctions Laws”); neither Ocuphire, nor any of the Ocuphire Subsidiaries, any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of Ocuphire, any of the Ocuphire Subsidiaries or their affiliates, is located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting trade with the country or territory, including, without limitation, Crimea, Cuba, Iran, North Korea, Sudan and Syria (each, a “Sanctioned Country”); Ocuphire maintains in effect and enforces policies and procedures designed to ensure compliance by Ocuphire and the Ocuphire Subsidiaries with applicable Sanctions Laws; neither Ocuphire, nor any of the Ocuphire Subsidiaries, any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of Ocuphire or any of the Ocuphire Subsidiaries or their affiliates, acting in any capacity in connection with the operations of Ocuphire or the Ocuphire Subsidiaries, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws; no action of Ocuphire or the Ocuphire Subsidiaries in connection with (i) the execution, delivery and performance of this Agreement and the other Ocuphire Transaction Documents, (ii) the issuance and sale of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other Ocuphire Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Ocuphire Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any Ocuphire Subsidiary, joint venture partner or other Person, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions Laws, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions Laws. For the past five (5) years, Ocuphire and the Ocuphire Subsidiaries have not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.

(ll)         Anti-Bribery. Neither Ocuphire nor any of the Ocuphire Subsidiaries has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed. Neither Ocuphire, nor any of the Ocuphire Subsidiaries, any of their affiliates, nor any director, officer, agent, employee or other Person associated with or acting on behalf of Ocuphire, the Ocuphire Subsidiaries or any of their affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which Ocuphire or the Ocuphire Subsidiaries does or seeks to do business or to foreign or domestic political parties or campaigns, (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the FCPA, the U.K. Bribery Act 2010, or any other similar law of any other jurisdiction in which Ocuphire or the Ocuphire Subsidiaries operates its business, including, in each case, the rules and regulations thereunder (the “Anti-Bribery Laws”), (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any Person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any offer, bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment; Ocuphire and the Ocuphire Subsidiaries have instituted and have maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the laws referred to in (iii) above and with this representation and warranty; none of Ocuphire, nor the Ocuphire Subsidiaries or any of their affiliates will directly or indirectly use the proceeds of the Convertible Securities (as defined below) or Options (as defined below) or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other Person for the purpose of financing or facilitating any activity that would violate the laws and regulations referred to in (iii) above; there are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any Anti-Bribery Laws by Ocuphire, the Ocuphire Subsidiaries or their affiliates, or any of their respective current or former directors, officers, employees, stockholders, representatives or agents, or other Persons acting or purporting to act on their behalf.

(mm)    No Additional Agreements.  Neither Ocuphire nor any of the Ocuphire Subsidiaries have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Ocuphire Transaction Documents other than as specified in the Ocuphire Transaction Documents.

(nn)       Disclosure.  Except for discussions specifically regarding the offer and sale of the Securities, Ocuphire confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning Ocuphire, any of any of the Ocuphire Subsidiaries, Rexahn or any of the Rexahn Subsidiaries (as defined below), other than the existence of the transactions contemplated by this Agreement and the other Transaction Documents.  Ocuphire understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of Ocuphire and Rexahn.  All disclosure provided to the Buyers regarding Ocuphire or any of the Ocuphire Subsidiaries, their business and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of Ocuphire is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  All of the written information furnished after the date hereof by or on behalf of Ocuphire to you pursuant to or in connection with this Agreement and the other Ocuphire Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.  Each press release issued by Ocuphire or any of the Ocuphire Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to Ocuphire or any of the Ocuphire Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date hereof or announcement by Ocuphire but which has not been so publicly disclosed.  Ocuphire acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(oo)       Stock Option Plans.  Each stock option granted by Ocuphire was granted (i) in accordance with the terms of the applicable Ocuphire stock option plan and (ii) with an exercise price at least equal to the fair market value of the Ocuphire Common Stock on the date such stock option would be considered granted under GAAP and applicable law.  No stock option granted under Ocuphire’s stock option plan has been backdated.  Ocuphire has not knowingly granted, and there is no and has been no Ocuphire policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding Ocuphire or the Ocuphire Subsidiaries or their financial results or prospects.

(pp)      No Disagreements with Accountants and Lawyers.  There are no material disagreements of any kind presently existing, or reasonably anticipated by Ocuphire to arise, between Ocuphire and the accountants and lawyers formerly or presently employed by Ocuphire and Ocuphire is current with respect to any fees owed to its accountants and lawyers which could affect Ocuphire’s ability to perform any of its obligations under any of the Ocuphire Transaction Documents.

(qq)      No Disqualification Events.  With respect to Securities to be offered and sold hereunder in reliance on 506(b) of Regulation D (“Regulation D Securities”), none of Ocuphire, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Ocuphire participating in the offering hereunder, any beneficial owner of 20% or more of Ocuphire’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with Ocuphire in any capacity at the time of sale (each, an “Ocuphire Covered Person” and, together, “Ocuphire Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the 1933 Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).  Ocuphire has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.  Ocuphire has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(rr)        Other Covered Persons.  Ocuphire is not aware of any Person (other than the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(ss)        Notice of Disqualification Events. Ocuphire will notify the Buyers and the Placement Agent in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Ocuphire Covered Person and (ii) any event that would, with the passage of time, become a Disqualification Event relating to any Ocuphire Covered Person.

(tt)         Dilutive Effect.  Ocuphire understands and acknowledges that the number of Additional Common Shares issuable pursuant to Section 1(c)(ii) and the number of Warrant Shares issuable pursuant to the terms of the Warrants will increase in certain circumstances.  Ocuphire further acknowledges that its obligation to issue Additional Common Shares pursuant to this Agreement and the obligation of Rexahn to issue Warrant Shares pursuant to the terms of the Warrants in accordance with this Agreement and with the Warrants are absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of Ocuphire or Rexahn.

4.           REPRESENTATIONS AND WARRANTIES OF REXAHN.

Rexahn represents and warrants to each of the Buyers that, as of the date hereof and as of the Closing Date:

(a)         Organization and Qualification.  Each of Rexahn and each of its “Rexahn Subsidiaries” (which for purposes of this Agreement means any entity in which Rexahn, directly or indirectly, owns any of the capital stock or holds an equity or similar interest) (the Rexahn Subsidiaries, together with the Ocuphire Subsidiaries, the “Subsidiaries”) are entities duly organized and validly existing and in good standing under the laws of the jurisdiction in which they are formed, and have the requisite power and authorization to own their properties and to carry on their business as now being conducted and as presently proposed to be conducted.  Each of Rexahn and each of the Rexahn Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not reasonably be expected to have a Rexahn Material Adverse Effect.  As used in this Agreement, “Rexahn Material Adverse Effect” means any material adverse effect on the business, properties, assets, liabilities, operations, results of operations or condition (financial or otherwise) of Rexahn and the Rexahn Subsidiaries, individually or taken as a whole, or on the transactions contemplated hereby or on the other Rexahn Transaction Documents (as defined below) or by the agreements and instruments to be entered into in connection herewith or therewith, or on the authority or ability of Rexahn to perform any of its obligations under any of the Rexahn Transaction Documents.  Rexahn has no Rexahn Subsidiaries except Razor Merger Sub, Inc., a Delaware corporation.  The outstanding shares of capital stock of each of the Rexahn Subsidiaries have been duly authorized and validly issued, are fully paid and non-assessable and are owned by Rexahn or another Rexahn Subsidiary free and clear of all liens, encumbrances and equities and claims; and no options, warrants or other rights to purchase, agreements or other obligations to issue or other rights to convert any obligations into shares of capital stock or ownership interests in the Rexahn Subsidiaries are outstanding.

(b)         Authorization; Enforcement; Validity.  As of (i) the date hereof, subject to the approval of the Rexahn stockholders for the transactions contemplated by the Draft Merger Agreement and the Rexahn Transaction Documents (collectively, the “Rexahn Required Stockholder Approvals”), and (ii) the Closing Date, Rexahn has the requisite corporate power and authority to enter into and perform its obligations under this Agreement, the Warrants, the Registration Rights Agreement, the Securities Escrow Agreement, the Irrevocable Transfer Agent Instructions (as defined in Section 6(b)), the Lock-Up Agreements, the Leak-Out Agreements and each of the other agreements entered into by Rexahn in connection with the transactions contemplated by this Agreement (collectively, the “Rexahn Transaction Documents” and, together with the Ocuphire Transaction Documents, the “Transaction Documents”) and to issue the Warrants and the Warrant Shares in accordance with the terms hereof and thereof.  The execution and delivery of this Agreement and the other Rexahn Transaction Documents by Rexahn and the consummation by Rexahn of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Warrants and the reservation for issuance and the issuance of the Warrant Shares issuable upon exercise of the Warrants have been duly authorized by Rexahn’s board of directors and (other than the filing with the SEC of one or more Registration Statements (as defined in the Registration Rights Agreement) in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies) no further filing, consent or authorization is required by Rexahn, its board of directors or its stockholders (other than, as of the date hereof, the Rexahn Required Stockholder Approvals).  This Agreement has been duly executed and delivered by Rexahn, and constitutes the legal, valid and binding obligations of Rexahn, enforceable against Rexahn in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(c)          Issuance of Securities.  The issuance of the Warrants are duly authorized and, upon issuance in accordance with the terms of the Rexahn Transaction Documents, as of (i) the date hereof, subject to the Rexahn Required Stockholder Approvals, and (ii) the Closing Date, the Warrants shall be validly issued and free from all preemptive or similar rights (except for those which have been validly waived prior to the date hereof), taxes, liens and charges and other encumbrances with respect to the issue thereof.  As of the Closing Date, a number of shares of Rexahn Common Stock shall have been duly authorized and reserved for issuance which equals (i) until the Reservation Date (as defined in the Warrants), such calculation shall assume that the Series A Warrants and the Series B Warrants are then exercisable in full into a number of shares of Rexahn Common Stock equal to the sum of at least (x) 135% of the maximum number of Series A Warrant Shares issued and issuable pursuant to the Series A Warrants determined in accordance with Section 2(d) of the Series A Warrants assuming a Reset Price (as defined in the Series A Warrants) equal to the Reset Floor Price (as defined in the Warrants) without giving effect to any limitation on exercise set forth therein and (y) 100% of the maximum number of Series B Warrant Shares issued and issuable pursuant to the Series B Warrants assuming that the Maximum Eligibility Number (as defined in the Series B Warrant) is determined based on a Reset Price (as defined in the Series B Warrants) equal to the Reset Floor Price without giving effect to any limitation on exercise set forth therein, and (ii) thereafter, the sum of at least (x) 135% of the maximum number of shares of Rexahn Common Stock as shall from time to time be necessary to effect the exercise of all of the Series A Warrants then outstanding, without giving effect to any limitation on exercise set forth therein and (y) 100% of the maximum number of shares of Rexahn Common Stock as shall from time to time be necessary to effect the exercise of all of the Series B Warrants then outstanding, without giving effect to any limitation on exercise set forth therein (the foregoing clauses (i) and (ii), as applicable, the “Required Reserve Amount”) (as adjusted for stock splits, stock dividends, recapitalizations, reorganizations, reclassification, combinations, reverse stock splits or other similar events occurring after the date hereof).  Upon exercise of the Warrants in accordance with the Warrants, the Warrant Shares when issued will be validly issued, fully paid and nonassessable and free from all preemptive or similar rights, taxes, liens, charges and other encumbrances with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Rexahn Common Stock.  Assuming the accuracy of each of the representations and warranties set forth in Section 2 of this Agreement, the offer and issuance by Rexahn of the Warrants and the Warrant Shares is exempt from registration under the 1933 Act.

(d)        No Conflicts. The execution, delivery and performance of the Rexahn Transaction Documents by Rexahn and the consummation by Rexahn of the transactions contemplated hereby and thereby (including, without limitation, the issuance of the Warrants and reservation for issuance and issuance of the Warrant Shares) will not (i) as of (x) the date hereof, subject to the Rexahn Required Stockholder Approvals, and (y) as of the Closing Date, result in a violation of the Rexahn Certificate of Incorporation (as defined below) or Rexahn Bylaws (as defined below) or other organizational documents of Rexahn or any of the Rexahn Subsidiaries, any capital stock of Rexahn or any of the Rexahn Subsidiaries or the articles of association or bylaws of Rexahn or any of the Rexahn Subsidiaries or (ii) conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which Rexahn or any of the Rexahn Subsidiaries is a party, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including foreign, federal and state securities laws and regulations and the rules and regulations of the Principal Market and including all applicable foreign, federal, state laws, rules and regulations) applicable to Rexahn or any of the Rexahn Subsidiaries or by which any property or asset of Rexahn or any of the Rexahn Subsidiaries is bound or affected; except, in the case of clauses (ii) and (iii) above, as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect.

(e)        Consents.  Other than from (i) approval of the Principal Market to list additional shares on the Principal Market and (ii) the Rexahn Required Stockholder Approvals (in each case, as of the date hereof), Rexahn is not required to obtain any consent from, authorization or order of, or make any filing or registration with (other than the filing with the SEC of one or more Registration Statements in accordance with the requirements of the Registration Rights Agreement, a Form D with the SEC and any other filings as may be required by any state securities agencies or the filing of an amended and restated certificate of incorporation following receipt of the Rexahn Required Stockholder Approvals to increase the number of authorized shares of Rexahn Common Stock pursuant to the reverse stock split as contemplated in the Draft Merger Agreement and change the name of Rexahn to “Ocuphire Pharma, Inc.”), any court, governmental agency or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its obligations under or contemplated by the Rexahn Transaction Documents, in each case, in accordance with the terms hereof or thereof.  All consents, authorizations, orders, filings and registrations which Rexahn is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the Closing Date (or in the case of filings detailed above, will be made timely after the Closing Date), and Rexahn has not received written notice from any governmental entity which would reasonably be expected to prevent Rexahn from obtaining or effecting any of the registration, application or filings contemplated by the Rexahn Transaction Documents.  Except as disclosed in the SEC Documents, Rexahn is not in violation of the listing requirements of the Principal Market and has not received written notice from the Principal Market which would reasonably be expected to lead to delisting or suspension of the Rexahn Common Stock in the foreseeable future.  The issuance by Rexahn of the Warrants and Warrant Shares shall not have the effect of delisting or suspending the Rexahn Common Stock from the Principal Market.

(f)          No General Solicitation.  Neither Rexahn, nor any of the Rexahn Subsidiaries or their affiliates, nor any Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities.

(g)        Application of Takeover Protections; Rights Agreement.  Rexahn and its board of directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, interested stockholder, business combination (including, without limitation, under Section 203 of the DGCL), poison pill (including, without limitation, any distribution under a rights agreement) or other similar anti-takeover provision under the Rexahn amended and restated certificate of incorporation, as amended and as in effect on the date hereof (the “Rexahn Certificate of Incorporation”), and the Rexahn restated and amended bylaws, as in effect on the date hereof (the “Rexahn Bylaws”) or other organizational documents or the laws of the jurisdiction of its formation which is or could become applicable to any Buyer as a result of the transactions contemplated by this Agreement, including, without limitation, Rexahn’s issuance of the Securities and any Buyer’s ownership of the Securities.

(h)         Foreign Corrupt Practices. Neither Rexahn, nor any of the Rexahn Subsidiaries, nor any director, officer, agent, employee or other Person acting on behalf of Rexahn or any of the Rexahn Subsidiaries has, in the course of its actions for, or on behalf of, Rexahn or any of the Rexahn Subsidiaries (i) used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; (iii) violated or is in violation of any provision of the FCPA as amended; or (iv) made any unlawful bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

(i)         Equity Capitalization. As of the date hereof, the authorized capital stock of Rexahn consists of (i) 75,000,000 shares of Rexahn Common Stock, of which as of the date hereof, 4,019,141 are issued and outstanding, 285,460 shares are reserved for issuance pursuant to Rexahn’s stock option plans, of which 146,224 shares are subject to outstanding Rexahn options granted under the Rexahn stock plans and warrants to purchase 1,921,489 shares of Rexahn Common Stock and (ii) 10,000,000 shares of preferred stock, 0.0001 par value per share, of which no shares are issued and outstanding as of the date hereof.  No Rexahn Common Stock are held in treasury.  All of such outstanding shares are duly authorized and have been, or upon issuance will be, validly issued and are fully paid and nonassessable.

(j)          Investment Company Status.  Neither Rexahn nor any of the Rexahn Subsidiaries is an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(k)          Shell Company Status.  Rexahn is not, and has never been, an issuer identified in, or subject to, Rule 144(i)(1) of the 1933 Act.

(l)        Compliance with Anti-Money Laundering Laws. The operations of Rexahn and the Rexahn Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and all other applicable Anti-Money Laundering Laws, and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving Rexahn or any of the Rexahn Subsidiaries with respect to the Anti-Money Laundering Laws is pending or, to the knowledge of Rexahn, threatened.

(m)        No Conflicts with Sanctions Laws. Neither Rexahn nor any of the Rexahn Subsidiaries, nor any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of Rexahn or any of the Rexahn Subsidiaries or any of their affiliates is, or is directly or indirectly owned or controlled by, a Person that is currently the subject or the target of any sanctions administered or enforced by the U.S. government (including, without limitation, the Sanctions Laws; neither Rexahn, nor any of Rexahn Subsidiaries, any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of Rexahn or any of the Rexahn Subsidiaries or their affiliates, is located, organized or resident in a country or territory that is the subject or target of a comprehensive embargo or Sanctions Laws prohibiting trade with the country or territory, including, without limitation, a Sanctioned Country); Rexahn maintains in effect and enforces policies and procedures designed to ensure compliance by Rexahn and the Rexahn Subsidiaries with applicable Sanctions Laws; neither Rexahn, nor any of the Rexahn Subsidiaries, any director, officer, employee, agent, affiliate or other Person associated with or acting on behalf of Rexahn or any of the Rexahn Subsidiaries or their affiliates, acting in any capacity in connection with the operations of Rexahn or the Rexahn Subsidiaries, conducts any business with or for the benefit of any Blocked Person or engages in making or receiving any contribution of funds, goods or services to, from or for the benefit of any Blocked Person, or deals in, or otherwise engages in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to any applicable Sanctions Laws; no action of Rexahn or any of the Rexahn Subsidiaries in connection with (i) the execution, delivery and performance of this Agreement and the other Rexahn Transaction Documents, (ii) the issuance and sale of the Securities, or (iii) the direct or indirect use of proceeds from the Securities or the consummation of any other transaction contemplated hereby or by the other Rexahn Transaction Documents or the fulfillment of the terms hereof or thereof, will result in the proceeds of the transactions contemplated hereby and by the other Rexahn Transaction Documents being used, or loaned, contributed or otherwise made available, directly or indirectly, to any Rexahn Subsidiary, joint venture partner or other Person, for the purpose of (i) unlawfully funding or facilitating any activities of or business with any Person that, at the time of such funding or facilitation, is the subject or target of Sanctions Laws, (ii) unlawfully funding or facilitating any activities of or business in any Sanctioned Country or (iii) in any other manner that will result in a violation by any Person (including any Person participating in the transaction, whether as underwriter, advisor, investor or otherwise) of Sanctions Laws. For the past five (5) years, Rexahn and the Rexahn Subsidiaries have not knowingly engaged in and are not now knowingly engaged in any dealings or transactions with any Person that at the time of the dealing or transaction is or was the subject or the target of Sanctions Laws or with any Sanctioned Country.

(n)        Anti-Bribery.  Neither Rexahn nor any of the Rexahn Subsidiaries has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law which violation is required to be disclosed.  Neither Rexahn, nor any of the Rexahn Subsidiaries or any of their affiliates, nor any director, officer, agent, employee or other Person associated with or acting on behalf of Rexahn, the Rexahn Subsidiaries or any of their affiliates, has (i) used any funds for any unlawful contribution, gift, entertainment or other unlawful expense relating to political activity, (ii) made any direct or indirect unlawful payment to any foreign or domestic government official or employee, to any employee or agent of a private entity with which Rexahn or the Rexahn Subsidiaries does or seeks to do business or to foreign or domestic political parties or campaigns, (iii) violated or is in violation of any provision of any applicable law or regulation implementing the OECD Convention on Combating Bribery of Foreign Public Officials in International Business Transactions or any applicable provision of the FCPA, the U.K. Bribery Act 2010, or the Anti-Bribery Laws, (iv) taken, is currently taking or will take any action in furtherance of an offer, payment, gift or anything else of value, directly or indirectly, to any Person while knowing that all or some portion of the money or value will be offered, given or promised to anyone to improperly influence official action, to obtain or retain business or otherwise to secure any improper advantage or (v) otherwise made any offer, bribe, rebate, payoff, influence payment, unlawful kickback or other unlawful payment; Rexahn and the Rexahn Subsidiaries have instituted and have maintained, and will continue to maintain, policies and procedures reasonably designed to promote and achieve compliance with the laws referred to in (iii) above and with this representation and warranty; none of Rexahn, nor the Rexahn Subsidiaries or any of their affiliates will directly or indirectly use the proceeds of the Convertible Securities or Options or lend, contribute or otherwise make available such proceeds to any subsidiary, affiliate, joint venture partner or other Person for the purpose of financing or facilitating any activity that would violate the laws and regulations referred to in (iii) above; there are, and have been, no allegations, investigations or inquiries with regard to a potential violation of any Anti-Bribery Laws by Rexahn, the Rexahn Subsidiaries or their affiliates, or any of their respective current or former directors, officers, employees, stockholders, representatives or agents, or other Persons acting or purporting to act on their behalf.

5.           COVENANTS.

(a)          Commercially Reasonable Efforts.  Each party shall use its commercially reasonable efforts timely to satisfy each of the covenants and the conditions to be satisfied by it as provided in Sections 7 and 8 of this Agreement.

(b)          Form D and Blue Sky.  Each of Ocuphire and Rexahn agrees to file a Form D with respect to the Common Shares and Warrants, respectively, as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing.  Ocuphire shall, on or before the Closing Date, take such action as it shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.  Rexahn shall, after the closing of the Merger and on or before the Warrant Closing Date, take such action as it shall reasonably determine is necessary in order to obtain an exemption for or to qualify the Securities for sale to the Buyers at the Warrant Closing pursuant to this Agreement under applicable securities or “Blue Sky” laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Buyers on or prior to the Warrant Closing Date. Each of Ocuphire and Rexahn shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or “Blue Sky” laws of the states of the United States following the Closing Date.

(c)         Reporting Status.  From the closing of the Merger until the date on which the Investors (as defined in the Registration Rights Agreement) shall have sold all of the Warrant Shares and none of the Warrants are outstanding (such period of time, the “Reporting Period”), Rexahn shall use its commercially reasonable efforts to timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and Rexahn shall not terminate its status as an issuer required to file reports under the 1934 Act unless the 1934 Act or the rules and regulations thereunder would no longer require or otherwise permit such termination, and Rexahn shall take all actions reasonably necessary to maintain its eligibility to register the Warrant Shares for resale by the Investors on Form S-3 or, if it is ineligible to use Form S-3, on Form S-1.

(d)          Exchange of Shares.

(i)          Promptly following the issuance of the Common Shares on the Closing Date, the Common Shares shall be exchanged for shares of Rexahn Common Stock (the “Exchange Shares”) at the completion of the Merger on the terms described in that certain Agreement and Plan of Merger and Reorganization, to be executed on the date hereof, by and among Rexahn, Razor Merger Sub, Inc. and Ocuphire (as may be amended, supplemented or modified from time to time by the parties thereto, the “Executed Merger Agreement”), the most recent draft thereof as of the date of this Agreement provided to such Buyer for such Buyer’s review (the “Draft Merger Agreement”). Such Exchange Shares shall be delivered to each Buyer by crediting to such Buyer’s or its designee’s balance account within (i) with respect to the Exchange Shares being issued in exchange of the Initial Common Shares, two (2) Trading Days following the Closing Date and (ii) with respect to the Exchange Shares being issued in exchange of any Additional Common Shares, on the applicable Additional Exchange Shares Delivery Date. Notwithstanding anything to the contrary contained herein, in no event will any Exchange Shares be delivered with any restrictive legends or any restrictions or limitations on resale by the Buyers, except to the extent any Buyer is then an affiliate of Rexahn. If Rexahn and/or the Transfer Agent requires any legal opinions with respect to the delivery of any Exchange Shares without restrictive legends or the removal of any such restrictive legends, Rexahn agrees to cause at its expense its legal counsel to issue any such legal opinions.

(ii)         So long as such Buyer has paid its Purchase Price hereunder and has complied with the requirements set forth in Section 1.8 of the Merger Agreement, as applicable, if Rexahn shall following the completion of the Merger fail for any reason or for no reason to credit such Buyer’s or its designee’s balance account with DTC within two (2) Trading Days following the Closing Date (the “Merger Delivery Date”) the applicable Exchange Shares with respect to the Initial Common Shares to which such Buyer is entitled hereunder (a “Merger Delivery Failure”), then, in addition to all other remedies available to such Buyer, Rexahn shall pay in cash to such Buyer on each day after such Merger Delivery Date that Rexahn shall fail to credit such Buyer’s or its designee’s balance account with DTC for the number of shares of Rexahn Common Stock to which such Buyer is entitled pursuant to the exchange of the Initial Common Shares for Rexahn Common Stock pursuant to the Merger, an amount equal to 2.0% of the product of (A) the number of Exchange Shares with respect to the Initial Common Shares not delivered to such Buyer on or prior to the Merger Delivery Date and to which the Buyer is entitled, and (B) any trading price of the Rexahn Common Stock selected by the Buyer in writing as in effect at any time during the period beginning on the Merger Delivery Date and ending on the date Rexahn makes the applicable cash payment, and if on or after such Trading Day such Buyer (or any Person in respect of, or on behalf, of such Buyer) purchases (in an open market transaction or otherwise) shares of Rexahn Common Stock related to the applicable Merger Delivery Failure, then, in addition to all other remedies available to such Buyer, Rexahn shall, within two (2) Trading Days after such Buyer’s request and in such Buyer’s discretion, either (i) pay cash to such Buyer in an amount equal to such Buyer’s total purchase price (including brokerage commissions and other out-of-pocket expenses, if any) for the shares of Rexahn Common Stock so purchased (the “Merger Buy-In Price”), at which point Rexahn’s obligation to credit such Buyer’s or its designee’s balance account with DTC for such shares of Rexahn Common Stock shall terminate, or (ii) promptly honor its obligation to credit such Buyer’s or its designee’s balance account with DTC and pay cash to such Buyer in an amount equal to the excess (if any) of the Merger Buy-In Price over the product of (A) such number of shares of Rexahn Common Stock, multiplied by (B) any trading price of the Rexahn Common Stock selected by such Buyer in writing as in effect at any time during the period beginning on the Merger Delivery Date and ending on the date of such delivery and payment under this Section 5(d)(ii).  Nothing shall limit any Buyer’s right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to Rexahn’s failure to timely electronically deliver shares of Rexahn Common Stock as required pursuant to the terms hereof.

(e)          Use of Proceeds.Ocuphire shall use the proceeds from the sale of the Securities for (i) expenses incurred by Ocuphire in connection with the Merger, (ii) operating expenses incurred by Ocuphire in the operation of its business, (iii) payment of Ocuphire’s obligations arising under that certain Apexian Sublicense Agreement, dated as of January 21, 2020, by and between Ocuphire and Apexian Pharmaceuticals, Inc., (iv) the payment of any obligations owed to the holders of the Parent Warrants (as defined in the Draft Merger Agreement) that may be triggered as a result of the consummation of the Merger, (v) working capital and (vi) general corporate purposes, provided however, Ocuphire shall not use the proceeds from the sale of the Securities to pay (y) any outstanding obligations for money borrowed by Ocuphire or (z) any outstanding obligations of Ocuphire relating to any letter of credit, banker’s acceptance or similar credit transaction.

(f)          Financial Information.  Rexahn agrees to send the following to each Investor (as defined in the Registration Rights Agreement) during the Reporting Period (i) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, within one (1) Business Day after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, any Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K (or any analogous reports under the 1934 Act) and any registration statements (other than on Form S‑8) or amendments filed pursuant to the 1933 Act, (ii) unless the following have been widely disseminated by wire service or in one or more newspapers of general circulation, on the same day as the release thereof, facsimile or e-mailed copies of all press releases issued by Rexahn, and (iii) unless the following are filed with the SEC through EDGAR and are available to the public through the EDGAR system, copies of any notices and other information made available or given to the stockholders of Rexahn generally, contemporaneously with the making available or giving thereof to the stockholders.

(g)         Listing.  During the Reporting Period, Rexahn shall promptly secure the listing of all of the Exchange Shares and Registrable Securities on the Principal Market and shall use its reasonable best efforts to maintain such listing of all Exchange Shares and Registrable Securities from time to time issuable under the terms of the Transaction Documents.  Rexahn shall maintain the authorization for quotation of the Rexahn Common Stock on the Principal Market or any other Eligible Market (as defined in the Warrants).  During the Reporting Period, neither Rexahn nor any of the Rexahn Subsidiaries shall take any action which would be reasonably expected to result in the delisting or suspension of the Rexahn Common Stock on the Principal Market.  Rexahn shall pay all fees and expenses in connection with satisfying its obligations under this Section 5(g).

(h)         Fees.  Ocuphire shall, upon the request of the Lead Investor (a Buyer) or its designee(s), deposit with counsel for the Lead Investor up to $50,000 (in addition to any other amounts paid to any Buyer or its counsel prior to the date of this Agreement) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith).  At the Closing, Ocuphire shall reimburse the Lead Investor (a Buyer) or its designee(s) for all costs and expenses incurred in connection with the transactions contemplated by the Transaction Documents (including all legal fees and disbursements in connection therewith, documentation and implementation of the transactions contemplated by the Transaction Documents and due diligence in connection therewith), which amount may be withheld by such Buyer from its Purchase Price to the extent not previously deposited by Ocuphire; provided, however, in no event will the amount of costs, fees and expenses of the Lead Investor to be reimbursed by Ocuphire in connection with this Agreement and the Closing exceed $130,000 (including any amounts paid to the Lead Investor or its counsel prior to the Closing) without the prior approval from Ocuphire. Ocuphire shall be responsible for the payment of any placement agent’s fees, financial advisory fees, or broker’s commissions (other than for Persons engaged by any Buyer) relating to or arising out of the transactions contemplated hereby, including, without limitation, any fees or commissions payable to the Placement Agent and the Escrow Agent.  Ocuphire shall pay, and hold each Buyer harmless against, any liability, loss or expense (including, without limitation, attorney’s fees and out-of-pocket expenses) arising in connection with any claim relating to any such payment.  Except as otherwise set forth in the Transaction Documents, each party to this Agreement shall bear its own expenses in connection with the sale of the Securities to the Buyers.

(i)       Pledge of Securities.  Each of Ocuphire and Rexahn acknowledges and agrees that the Securities (excluding Securities held in escrow pursuant to the Securities Escrow Agreement) may be pledged by an Investor, at the Investor’s sole cost and expense, in connection with a bona fide margin agreement or other loan or financing arrangement that is secured by the Securities.  The pledge of Securities shall not be deemed to be a transfer, sale or assignment of the Securities hereunder, and no Investor effecting a pledge of Securities shall be required to provide Rexahn with any notice thereof or otherwise make any delivery to Rexahn pursuant to this Agreement or any other Transaction Document, including, without limitation, Section 2(f) hereof; provided that an Investor and its pledgee shall be required to comply with the provisions of Section 2(f) hereof in order to effect a sale, transfer or assignment of Securities to such pledgee.  Rexahn hereby agrees to execute and deliver such documentation as a pledgee of the Securities may reasonably request in connection with a pledge of the Securities to such pledgee by an Investor, at the Investor’s sole cost and expense.

(j)           Disclosure of Transactions and Other Material Information.

(i)          On or before the Disclosure Time (as defined below), Rexahn shall file a Current Report on Form 8-K describing the terms of the transactions contemplated by the Transaction Documents in the form required by the 1934 Act and attaching the material Transaction Documents (including, without limitation, this Agreement (and all material schedules and exhibits to this Agreement), the form of the Warrant, the Registration Rights Agreement, the Securities Escrow Agreement, the Form of Lock-Up Agreement and the form of Leak-Out Agreement) as exhibits to such filing (including all attachments) (the “8-K Filing”).  As of the filing of the Final Form S-4, no Buyer shall be in possession of any material, non-public information received from Ocuphire, Rexahn, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, that is not disclosed in the Final Form S-4.  Each of Ocuphire and Rexahn shall not, and shall cause each of their respective Subsidiaries and its and each of their respective officers, directors, employees, affiliates and agents, not to, provide any Buyer with any material, non-public information regarding Ocuphire, Rexahn or any of their respective Subsidiaries from and after the filing of the Final Form S-4 until the Closing except as necessary to amend or waive the transactions contemplated by this Agreement or to amend, update or finalize the Draft Merger Agreement and/or the Draft Form S-4.  To the extent such Buyer is provided with material, non-public information pursuant to the foregoing sentence, Rexahn shall make public disclosure of such material, non-public information in due course, but in any event, no later than the Closing.  From and after the Closing, no Buyer shall be in possession of any material, non-public information received from Ocuphire, Rexahn, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents.  In addition, from and after the Closing, each of Ocuphire and Rexahn acknowledges and agrees that any and all confidentiality or similar obligations under any agreement, whether written or oral, between Ocuphire, Rexahn, any of their respective Subsidiaries or any of their respective officers, directors, affiliates, employees or agents, on the one hand, and any of the Buyers or any of their affiliates, on the other hand, shall terminate and be of no further force or effect.  Each of Ocuphire and Rexahn shall not, and shall cause each of their respective Subsidiaries and its and each of their respective officers, directors, employees, affiliates and agents, not to, provide any Buyer with any material, non-public information regarding Ocuphire, Rexahn or any of their respective Subsidiaries from and after the Closing without the express prior written consent of such Buyer.  If after the Closing, a Buyer has, or believes it has, received any such material, non-public information regarding Ocuphire, Rexahn or any of their respective Subsidiaries from Ocuphire, Rexahn, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents, it may provide Rexahn with written notice thereof.  Following the Closing, Rexahn shall, within two (2) Trading Days of receipt of such notice, make public disclosure of such material, non-public information.  In the event of a breach of the foregoing covenant by Ocuphire, Rexahn, any of their respective Subsidiaries, or any of their respective officers, directors, employees, affiliates and agents, in addition to any other remedy provided herein or in the Transaction Documents, a Buyer shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, non-public information without the prior approval by Ocuphire, Rexahn, their respective Subsidiaries, or any of their respective officers, directors, employees, affiliates or agents.  No Buyer shall have any liability to Ocuphire, Rexahn, their respective Subsidiaries, or any of its or their respective officers, directors, employees, affiliates or agents for any such disclosure.  To the extent that Ocuphire or Rexahn delivers any material, non-public information to a Buyer without such Buyer’s consent, each of Ocuphire and Rexahn hereby covenants and agrees that following the Closing such Buyer shall not have any duty of confidentiality to Ocuphire, Rexahn, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents with respect to, or a duty to Ocuphire, Rexahn, any of their respective Subsidiaries or any of their respective officers, directors, employees, affiliates or agents not to trade on the basis of, such material, non-public information.  Subject to the foregoing, none of Ocuphire, Rexahn, their respective Subsidiaries nor any Buyer shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that each of Ocuphire and Rexahn shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith, (ii) in the Final Form S-4 and (iii) as is required by applicable law and regulations (provided, that in the case of clause (i) the Lead Investor shall be consulted by Ocuphire or Rexahn in connection with any such 8-K Filing or other public disclosure prior to its release).  Except for the 8-K Filing, the Final Form S-4 and the Registration Statement required to be filed pursuant to the Registration Rights Agreement, without the prior written consent of any applicable Buyer, none of Ocuphire, Rexahn or any of their respective Subsidiaries or affiliates shall disclose the name of such Buyer in any filing, announcement, release or otherwise.  Subject to the terms set forth in Section 5(n)(iii) below, following the Closing, upon receipt or delivery by Rexahn of any notice in accordance with the terms of this Agreement or any other Transaction Document, unless Rexahn has in good faith determined that the matters relating to such notice do not constitute material, nonpublic information relating to Rexahn or the Rexahn Subsidiaries, Rexahn shall contemporaneously with any such receipt or delivery publicly disclose such material, nonpublic information on a Current Report on Form 8-K or otherwise.  In the event that Rexahn believes that a notice contains material, nonpublic information relating to Rexahn or the Rexahn Subsidiaries, Rexahn so shall indicate to the Buyers contemporaneously with delivery of such notice, and in the absence of any such indication, the Buyers shall be allowed to presume that all matters relating to such notice do not constitute material, nonpublic information relating to Rexahn or the Rexahn Subsidiaries.  As used herein, “Disclosure Time” means, (i) if this Agreement is signed on a day that is not a Trading Day or after 9:00 a.m. (New York City time) and before midnight (New York City time) on any Trading Day, no later than 5:30 p.m. (New York City time) on the Trading Day immediately following the date hereof, unless otherwise instructed in writing as to an earlier time by the Lead Investor, or (ii) if this Agreement is signed between midnight (New York City time) and 9:00 a.m. (New York City time) on any Trading Day, no later than 9:01 a.m. (New York City time) on the date hereof, unless otherwise instructed in writing as to an earlier time by the Lead Investor.

(k)         Corporate Existence.  So long as any Buyer beneficially owns any Securities, Rexahn shall maintain its corporate existence and shall not be party to any Fundamental Transaction (as defined in the Warrants) unless Rexahn is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants.

(l)         Reservation of Shares.  From and after the closing of the Merger and while any Warrants remain outstanding, Rexahn shall take all action necessary to have authorized, and reserved for the purpose of issuance, no less than the number of shares of Rexahn Common Stock equal to the Required Reserve Amount.  If at any time the number of shares of Rexahn Common Stock authorized and reserved for issuance is not sufficient to meet the requirements set forth in this Section 5(l), Rexahn will promptly take all corporate action necessary to authorize and reserve a sufficient number of shares, including, without limitation, calling a special meeting of stockholders to authorize additional shares to meet Rexahn’s obligations under this Section 5(l), in the case of an insufficient number of authorized shares, obtain stockholder approval of an increase in such authorized number of shares, and voting the management shares of Rexahn in favor of an increase in the authorized shares of Rexahn Common Stock to ensure that the number of authorized shares is sufficient to meet the requirements set forth in this Section 5(l).

(m)        Conduct of Business.  The business of Ocuphire, Rexahn and their respective Subsidiaries shall not be conducted in violation of any law, ordinance or regulation of any governmental entity, including, without limitation, FCPA and other applicable Anti-Bribery Laws, OFAC regulations and other applicable Sanctions Laws, and Anti-Money Laundering Laws.

(i)          None of Ocuphire, Rexahn, nor any of their Subsidiaries or affiliates, directors, officers, employees, representatives or agents shall:

(1)       conduct any business or engage in any transaction or dealing with or for the benefit of any Blocked Person, including the making or receiving of any contribution of funds, goods or services to, from or for the benefit of any Blocked Person;

(2)     deal in, or otherwise engage in any transaction relating to, any property or interests in property blocked or subject to blocking pursuant to the applicable Sanctions Laws;

(3)       use any of the proceeds of the transactions contemplated by this Agreement to finance, promote or otherwise support in any manner any illegal activity, including, without limitation, any Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws; or

(4)        violate, attempt to violate, or engage in or conspire to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, any of the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws.

(ii)          Each of Ocuphire and Rexahn shall maintain in effect and enforce policies and procedures designed to ensure compliance by it and its Subsidiaries and their directors, officers, employees, agents, representatives and affiliates with the Sanctions Laws and Anti-Bribery Laws.

(iii)        During the Reporting Period, each of Ocuphire and Rexahn will promptly notify the Buyers in writing if any of it, or any of its Subsidiaries or affiliates, directors, officers, employees, representatives or agents, shall become a Blocked Person, or become directly or indirectly owned or controlled by a Blocked Person.

(iv)        During the Reporting Period, each of Ocuphire and Rexahn shall provide such information and documentation as the Buyers or any of their affiliates may require to satisfy compliance with the Anti-Money Laundering Laws, Sanctions Laws, or Anti-Bribery Laws.

(v)          The covenants set forth above shall be ongoing during the Reporting Period.  During the Reporting Period, each of Ocuphire and Rexahn shall promptly notify the Buyers in writing should it become aware (a) of any changes to these covenants, or (b) if it cannot comply with the covenants set forth herein.  During the Reporting Period, each of Ocuphire and Rexahn shall also promptly notify the Buyers in writing should they become aware of an investigation, litigation or regulatory action relating to an alleged or potential violation of the Anti-Money Laundering Laws, Sanctions Laws, and Anti-Bribery Laws.

(n)          Additional Issuances of Securities.

(i)           For purposes of this Agreement, the following definitions shall apply.

(1)      “Convertible Securities” means any stock or securities (other than Options) convertible into or exercisable or exchangeable for Ocuphire Common Stock or Rexahn Common Stock.

(2)       “Options” means any rights, warrants or options to subscribe for or purchase Ocuphire Common Stock, Rexahn Common Stock or Convertible Securities, including without limitation, any Warrants.

(3)       “Trigger Date” means the date that is ninety (90) calendar days after the earlier of (x) such time as all of the Registrable Securities may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), (y) the one (1) year anniversary of the Closing Date, and (z) the date that the Initial Registration Statement (as defined in the Registration Rights Agreement) has been declared effective by the SEC; provided, that this clause (z) shall only apply if there are no Cutback Shares (as defined in the Registration Rights Agreement) arising from the Initial Registration Statement.

(ii)       From the date hereof until the Trigger Date, Rexahn shall not, directly or indirectly, file any registration statement or any amendment or supplement thereto other than (A) the Final Form S-4 and (B) registration statements after the effective date of the Merger with respect to the issuance or resale of any Excluded Securities (as defined in the Series A Warrants) ((A) and (B), including any amendments or supplements thereto provided that the registration statements referenced in clauses (A) and (B) shall not register pursuant to any amendment or supplement thereto a greater number of shares of Rexahn Common Stock as being contemplated on the date hereof (as such number of shares of Rexahn Common Stock may be adjusted for any stock dividend, stock split, stock combination, reclassification or similar transaction occurring after the date hereof), collectively, “Exempt Registration Statements”), or cause any registration statement other than the Exempt Registration Statements to be declared effective by the SEC, or grant any registration rights to any Person that can be exercised prior to such time as set forth above, other than pursuant to the Registration Rights Agreement.  From the date hereof until the date that is the later of (i) one-hundred eighty (180) calendar days following the Closing Date and (ii) the earlier of (A) sixty (60) calendar days following the date that all Registrable Securities are registered for resale pursuant to one or more Registration Statement(s) and (B) two-hundred forty (240) calendar days following the Closing Date, except for issuances pursuant to this Agreement or as contemplated by the Executed Merger Agreement, neither Ocuphire nor Rexahn shall, directly or indirectly, offer, sell, grant any option to purchase, or otherwise dispose of (or announce any offer, sale, grant or any option to purchase or other disposition of) any of its or its Subsidiaries’ debt, equity or equity equivalent securities (any such offer, sale, grant, disposition or announcement being referred to as a “Subsequent Placement”) or be party to any solicitations, negotiations or discussions with regard to the foregoing.

(iii)       From the date hereof until the one (1) year anniversary of the Closing Date, Rexahn will not, directly or indirectly, effect any Subsequent Placement unless Rexahn shall have first complied with this Section 5(n)(iii).

(1)       At least two (2) Business Days prior to any proposed or intended Subsequent Placement, Rexahn shall deliver to each Buyer a written notice (each such notice, a “Pre-Notice”), which Pre-Notice shall not contain any information (including, without limitation, material, non-public information) other than: (A) if the proposed Offer Notice (as defined below) constitutes or contains material, non-public information, a statement asking whether such Buyer is willing to accept material non-public information or (B) if the proposed Offer Notice does not constitute or contain material, non-public information, (x) a statement that Rexahn proposes or intends to effect a Subsequent Placement, (y) a statement that the statement in clause (x) above does not constitute material, non-public information and (z) a statement informing such Buyer that it is entitled to receive an Offer Notice with respect to such Subsequent Placement upon its written request. Upon the written request of a Buyer within two (2) Business Days after Rexahn’s delivery to such Buyer of such Pre-Notice, and only upon a written request by such Buyer, Rexahn shall promptly, but no later than 6:00 p.m. New York Time on the second Business Day after the delivery to such Buyer of such Pre-Notice, deliver to such Buyer a written notice (the “Offer Notice”) of any proposed or intended issuance or sale or exchange (the “Offer”) of the securities being offered (the “Offered Securities”) in a Subsequent Placement, which Offer Notice shall (w) identify and describe the Offered Securities, (x) describe the price (if known) and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the Offered Securities to be issued, sold or exchanged, (y) identify the Persons (if known) to which or with which the Offered Securities are to be offered, issued, sold or exchanged and (z) offer to issue and sell to or exchange with such Buyers at least fifty percent (50%) of the Offered Securities (subject to the restrictions applicable to the Buyers set forth in Section 1(c)(iv) above), allocated among such Buyers (a) based on such Buyer’s pro rata portion of the number of Initial Common Shares purchased hereunder (the “Basic Amount”) and (b) with respect to each Buyer that elects to purchase its Basic Amount, Buyer who purchases more than $1,000,000 in value of the Initial Common Shares (each a “Qualified Buyer”) shall indicate it will purchase or acquire should the other Buyers subscribe for less than their Basic Amounts (the “Undersubscription Amount”), which process shall be repeated until the Qualified Buyers shall have an opportunity to subscribe for any remaining Undersubscription Amount.

(2)       To accept an Offer, in whole or in part, such Buyer must deliver a written notice to Rexahn prior to the end of the second (2nd) Business Day after such Buyer’s receipt of the Offer Notice (the “Offer Period”), setting forth the portion of such Buyer’s Basic Amount that such Buyer elects to purchase and, if such Buyer shall elect to purchase all of its Basic Amount, the Undersubscription Amount, if any, that such Qualified Buyer elects to purchase (in either case, the “Notice of Acceptance”).  If the Basic Amounts subscribed for by all Buyers are less than the total of all of the Basic Amounts, then each Qualified Buyer who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amounts subscribed for, the Undersubscription Amount it has subscribed for; provided, however, that if the Undersubscription Amounts subscribed for exceed the difference between the total of all the Basic Amounts and the Basic Amounts subscribed for (the “Available Undersubscription Amount”), each Qualified Buyer who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Basic Amount of such Qualified Buyer bears to the total Basic Amounts of all Qualified Buyers that have subscribed for Undersubscription Amounts, subject to rounding by Rexahn to the extent it deems reasonably necessary.  Notwithstanding anything to the contrary contained herein, if Rexahn desires to modify or amend the material terms and conditions of the Offer prior to the expiration of the Offer Period, Rexahn may deliver to each Buyer a new Offer Notice and the Offer Period shall expire at 10:00 p.m. New York Time on the second (2nd) Business Day after the day such Buyer receives such new Offer Notice.  If a Buyer fails to timely notify Rexahn of its willingness to participate in the Subsequent Placement or otherwise fails to respond to the Pre-Notice, Rexahn may effect such Subsequent Placement without the participation of such on the terms set forth in the Offer Notice.

(3)       Rexahn shall have two (2) Business Days from the expiration of the Offer Period above to offer, issue, sell or exchange all or any part of such Offered Securities as to which a Notice of Acceptance has not been given by the Buyers (the “Refused Securities”) pursuant to a definitive agreement (the “Subsequent Placement Agreement”), but only to the offerees described in the Offer Notice (if so described therein) and only upon terms and conditions (including, without limitation, unit prices and interest rates) that are not more favorable to the acquiring Person or Persons or less favorable to Rexahn than those set forth in the Offer Notice and to publicly announce (a) the execution of such Subsequent Placement Agreement and (b) either (x) the consummation of the transactions contemplated by such Subsequent Placement Agreement or (y) the termination of such Subsequent Placement Agreement, which shall be filed with the SEC on a Current Report on Form 8-K with such Subsequent Placement Agreement and any documents contemplated therein filed as exhibits thereto.

(4)       In the event Rexahn shall propose to sell less than all the Refused Securities (any such sale to be in the manner and on the terms specified in Section 5(n)(iii)(3) above), then each Buyer may, at its sole option and in its sole discretion, reduce the number or amount of the Offered Securities specified in its Notice of Acceptance to an amount that shall be not less than the number or amount of the Offered Securities that such Buyer elected to purchase pursuant to Section 5(n)(iii)(2) above multiplied by a fraction, (i) the numerator of which shall be the number or amount of Offered Securities Rexahn actually proposes to issue, sell or exchange (including Offered Securities to be issued or sold to Buyers pursuant to Section 5(n)(iii)(3) above prior to such reduction) and (ii) the denominator of which shall be the original amount of the Offered Securities.  In the event that any Buyer so elects to reduce the number or amount of Offered Securities specified in its Notice of Acceptance, Rexahn may not issue, sell or exchange more than the reduced number or amount of the Offered Securities unless and until such securities have again been offered to the Buyers in accordance with the mechanics of the Offer Notice set forth in Section 5(n)(iii)(1) above.

(5)       Upon the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, the Buyers shall acquire from Rexahn, and Rexahn shall issue to the Buyers, the number or amount of Offered Securities specified in the Notices of Acceptance, as reduced pursuant to Section 5(n)(iii)(4) above if the Buyers have so elected, upon the terms and conditions specified in the Offer.  Notwithstanding anything to the contrary contained in this Agreement, if Rexahn does not consummate the closing of the issuance, sale or exchange of all or less than all of the Refused Securities, within fifteen (15) Business Days of the expiration of the Offer Period, Rexahn shall issue to the Buyers, the number or amount of Offered Securities specified in the Notice of Acceptance, as reduced pursuant to Section 5(n)(iii)(4) above if the Buyers have so elected, upon the terms and conditions specified in the Offer.  The purchase by the Buyers of any Offered Securities is subject in all cases to the preparation, execution and delivery by Rexahn and the Buyers of a purchase agreement relating to such Offered Securities reasonably satisfactory in form and substance to the Buyers and their respective counsel.

(6)       Any Offered Securities not acquired by the Buyers or other Persons in accordance with Section 5(n)(iii)(3) above may not be issued, sold or exchanged until they are again offered to the Buyers under the procedures specified in this Section 5(n)(iii).

(7)       Rexahn and the Buyers agree that if any Buyer elects to participate in the Offer, (x) neither the definitive agreements with respect to such Offer nor any other transaction documents related thereto shall include any term or provisions whereby any Buyer shall be required to agree to any restrictions in trading as to any securities of Rexahn owned by such Buyer prior to such Subsequent Placement and (y) the Buyers shall be entitled to the same registration rights provided to other investors in the Subsequent Placement.

(8)       Notwithstanding anything to the contrary in this Section 5(n) and unless otherwise agreed to by the Buyers, Rexahn shall either confirm in writing to the Buyers that the transaction with respect to the Subsequent Placement has been abandoned or shall publicly disclose its intention to issue the Offered Securities, in either case in such a manner such that the Buyers will not be in possession of material, nonpublic information, by the fifteenth (15th) Business Day following delivery of the Offer Notice.  If by the fifteenth (15th) Business Day following delivery of the Offer Notice no public disclosure regarding a transaction with respect to the Offered Securities has been made, and no notice regarding the abandonment of such transaction has been received by the Buyers, such transaction shall be deemed to have been abandoned and the Buyers shall not be deemed to be in possession of any material, nonpublic information with respect to Rexahn.  Should Rexahn decide to pursue such transaction with respect to the Offered Securities, Rexahn shall provide each Buyer with another Offer Notice and each Buyer will again have the right of participation set forth in this Section 5(n)(iii).  Rexahn shall not be permitted to deliver more than one (1) such Offer Notice to the Buyers in any 60 day period (other than the Offer Notices contemplated by the last sentence of Section 5(n)(iii)(2) of this Agreement).

(9)       Notwithstanding the foregoing, solely with respect to registered public offerings or other Subsequent Placements in which securities are issued primarily pursuant to one or more registration statements filed with the SEC with an underwriter or placement agent engaged by Rexahn with respect to such Subsequent Placement (each, a “Registered Subsequent Placement”), (x) any corresponding Offer Notice with respect thereto shall not be required to include pricing information to the extent such pricing information is then unavailable (but Rexahn (or the placement agent or underwriter, as applicable) shall provide such pricing information to each Buyer as soon as commercially practicable following the pricing call or meeting, as applicable, of such Registered Subsequent Placement) and (y) in lieu of the end of the Offer Period being determined as described above (but without modifying the obligation of Rexahn to deliver the Offer Notice for such Registered Subsequent Placement without such pricing in the timeframe as described above), each Buyer shall, after receipt of such pricing information, have the customary period, as reasonably determined by the underwriter or placement agent, as applicable, to thereafter elect to subscribe for such Buyer’s Basic Amount of the Offered Securities (or such greater allocation, at the discretion of the placement agent or underwriter, as applicable, and Rexahn) in such Registered Subsequent Placement.  For the purposes of a Registered Subsequent Placement, Rexahn shall be deemed to have complied with this Section 5(n)(iii) if: (i) Rexahn or its underwriter, placement agent or financial advisor in good faith attempts to inform a Buyer of such offering on a confidential basis pursuant to a customary “wall crossing” procedure and such Buyer declines to speak with Rexahn or its underwriter, placement agent or financial advisor regarding the offering (i.e., it does not come “over the wall”) (it being understood that a Buyer will be deemed to have “declined to speak” to Rexahn or its underwriter, placement agent or financial advisor, and thus have waived its right to participate in such offering, if it could not be reached or does not provide a response within 24 hours after such good faith attempt to inform such Buyer of such offering); or (ii) Rexahn or its underwriter, placement agent or financial advisor contacts a Buyer following the first public announcement of the public offering and such Buyer is offered an allocation of or is allocated in such offering the lesser of: (A) its requested allocation in such public offering or (B) such Buyer’s Basic Amount; or (iii) if such Buyer cannot be located or is not responsive during the period between the first public announcement of the public offering and the pricing of such public offering (which may be the same day as the announcement in the case of a confidentially marketed public offering).

(iv)      The restrictions contained in subsections (ii) and (iii) of this Section 5(n) shall not apply to (x) the disposition, exercise, cancellation, modification or termination of Parent Warrants that are outstanding on the day immediately preceding the date of this Agreement, (y) any issuance or proposed issuance of any Excluded Securities and (z) any solicitations, negotiations or discussions with regard to the foregoing.  In addition, the restrictions contained in Section 5(n)(iii) shall not apply to (x) any offering or sale of securities on Form S-8 or Form S-4, or any similar or successor forms or (y) any offering or sale pursuant to an “at the market” offering by Rexahn that is effected by Rexahn through a broker-dealer; provided, however, that the transactions in the immediately preceding clauses (x) and (y) are otherwise permitted under this Agreement.

(o)         Public Information.  At any time during the period commencing from the six (6) month anniversary of the Closing Date and ending at such time that all of the Registrable Securities, if a registration statement is not available for the resale of all of the Registrable Securities, may be sold without restriction or limitation pursuant to Rule 144 and without the requirement to be in compliance with Rule 144(c)(1), if Rexahn shall (i) fail for any reason to satisfy the requirements of Rule 144(c)(1), including, without limitation, the failure to satisfy the current public information requirements under Rule 144(c) or (ii) if Rexahn has ever been an issuer described in Rule 144(i)(1)(i) or becomes such an issuer in the future, and Rexahn shall fail to satisfy any condition set forth in Rule 144(i)(2) (each, a “Public Information Failure”) then, as partial relief for the damages to any holder of Securities by reason of any such delay in or reduction of its ability to sell the Securities (which remedy shall not be exclusive of any other remedies available at law or in equity), Rexahn shall pay to each such holder an amount in cash equal to two percent (2.0%) of the aggregate Purchase Price of such holder’s Securities on the day of a Public Information Failure and on every thirtieth day (prorated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured and (ii) such time that such Public Information Failure no longer prevents a holder of Securities from selling such Securities pursuant to Rule 144 without any restrictions or limitations.  The payments to which a holder shall be entitled pursuant to this Section 5(o) are referred to herein as “Public Information Failure Payments.”  Public Information Failure Payments shall be paid on the earlier of (I) the last day of the calendar month during which such Public Information Failure Payments are incurred and (II) the third Business Day after the event or failure giving rise to the Public Information Failure Payments is cured.  In the event Rexahn fails to make Public Information Failure Payments in a timely manner, such Public Information Failure Payments shall bear interest at the rate of one and one-half percent (1.5%) per month (prorated for partial months) until paid in full.

(p)         Notice of Disqualification Events.  Each of Ocuphire and Rexahn will notify the Buyers in writing, prior to the Closing Date of (i) any Disqualification Event relating to any Ocuphire Covered Person or Rexahn Covered Person, respectively (as defined in Annex I), and (ii) any event that would, with the passage of time, reasonably be expected to become a Disqualification Event relating to any Ocuphire Covered Person or Rexahn Covered Person, respectively.

(q)        FAST Compliance.  While any Warrants are outstanding, Rexahn shall maintain a transfer agent that participates in the DTC Fast Automated Securities Transfer Program.

(r)         Lock-Up. Rexahn shall not amend, modify, waive or terminate any provision of any of the Lock-Up Agreements except to extend the term of the lock-up period and shall enforce the provisions of each Lock-Up Agreement in accordance with its terms.  If any officer or director that is a party to a Lock-Up Agreement breaches any provision of a Lock-Up Agreement, Rexahn shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Lock-Up Agreement.

(s)         Leak-Out. Rexahn shall not amend, modify, waive or terminate any provision of any of the Leak-Out Agreements and shall enforce the provisions of each Leak-Out Agreement in accordance with its terms.  If any officer or director that is a party to a Leak-Out Agreement breaches any provision of a Leak-Out Agreement, Rexahn shall promptly use its commercially reasonable efforts to seek specific performance of the terms of such Leak-Out Agreement.

(t)         Variable Securities.  From the date hereof until the first anniversary of the Closing Date, Ocuphire, Rexahn, each Ocuphire Subsidiary and each Rexahn Subsidiary shall be prohibited from effecting or entering into an agreement to effect any Subsequent Placement involving a Variable Rate Transaction.  “Variable Rate Transaction” means a transaction in which Ocuphire, Rexahn, any Ocuphire Subsidiary or any Rexahn Subsidiary (i) issues or sells any Convertible Securities either (A) at a conversion, exercise or exchange rate or other price that is based upon and/or varies with the trading prices of or quotations for the shares of Ocuphire Common Stock or Rexahn Common Stock at any time after the initial issuance of such Convertible Securities, or (B) with a conversion, exercise or exchange price that is subject to being reset at some future date after the initial issuance of such Convertible Securities or upon the occurrence of specified or contingent events directly or indirectly related to the business of Ocuphire or Rexahn or the market for the Ocuphire Common Stock or Rexahn Common Stock, other than pursuant to a customary “weighted average” anti-dilution provision or (ii) enters into any agreement (including, without limitation, an equity line of credit or an “at-the-market” offering) whereby Ocuphire, Rexahn, any Ocuphire Subsidiary or any Rexahn Subsidiary may sell securities at a future determined price (other than standard and customary “preemptive” or “participation” rights); provided, however, (i) a Variable Rate Transaction shall not include (x) any of the transactions pursuant to the Executed Merger Agreement or (y) the issuance of shares of Common Stock, Options or Convertible Securities issued by Rexahn prior to the Closing Date in connection with the exercise, exchange, cancellation or termination of the Parent Warrants that are outstanding on the day immediately preceding the date of this Agreement and (ii) Rexahn shall be permitted to consummate “at-the-market” offerings by a broker-dealer at any time after the later of (x) the date that is nine (9) months from the Closing Date and (y) the Trigger Date.  Each Buyer shall be entitled to obtain injunctive relief against Ocuphire, Rexahn, the Ocuphire Subsidiaries and the Rexahn Subsidiaries to preclude any such issuance, which remedy shall be in addition to any right to collect damages for an actual breach of this Section 5(t).

(u)        Merger Agreement.  The Executed Merger Agreement shall be substantially identical to the Draft Merger Agreement, subject to any amendments entered into in compliance with the terms of the Executed Merger Agreement and this Section 5(u).  Neither Ocuphire nor Rexahn shall amend any of the terms of the Executed Merger Agreement without the prior written consent of the Required Holders (as defined in Section 10(e)) if such amendment would (x) adversely affect the rights of the Buyers under the Transaction Documents, (y) materially and adversely affect the Buyers as stockholders of Rexahn or (z) materially and adversely affect the transactions contemplated under the Transaction Documents.  Ocuphire shall not waive any terms of the Executed Merger Agreement without the prior written consent of the Required Holders.  Nothing herein shall prevent Ocuphire or Rexahn from terminating the Merger Agreement in accordance with its terms.

(v)        Closing Documents.  On or prior to fourteen (14) calendar days after the Closing Date, Rexahn agrees to deliver, or cause to be delivered, to each Buyer and Schulte Roth & Zabel LLP a complete closing set (which may be solely in electronic format) of the executed Transaction Documents, Securities and any other documents required to be delivered to any party pursuant to Section 8 hereof or otherwise.

(w)         Rexahn Closing Representations and Warranties.  Effective as of the time of completion of the Merger, Rexahn covenants and agrees to make the representations and warranties set forth on Annex I attached hereto to each of the Buyers.

6.           REGISTER; TRANSFER AGENT INSTRUCTIONS.

(a)          Register.  Rexahn shall maintain at its principal executive offices (or such other office or agency of Rexahn as it may designate by notice to each holder of Securities), a register for the Warrants in which Rexahn shall record the name and address of the Person in whose name the Warrants have been issued (including the name and address of each transferee) and the number of Warrant Shares issuable upon exercise of the Warrants held by such Person.  Rexahn shall keep the register open and available at all times during business hours for inspection of any Buyer or its legal representatives.

(b)         Transfer Agent Instructions.  Following the completion of the Merger, Rexahn shall issue irrevocable instructions to its Transfer Agent, and any subsequent transfer agent, in the form attached hereto as Exhibit E, (the “Irrevocable Transfer Agent Instructions”) to issue certificates or credit shares to the applicable balance accounts at DTC, registered in the name of each Buyer or its respective nominee(s), for the Exchange Shares issued in exchange of the Additional Common Shares and the Warrant Shares upon delivery of a Capacity Notice or upon exercise of the Warrant, as applicable, in such amounts as specified from time to time by each Buyer to Rexahn upon delivery of a Capacity Notice or upon exercise of the Warrants, as applicable.  Rexahn warrants that no instruction other than the Irrevocable Transfer Agent Instructions referred to in this Section 6(b), and stop transfer instructions to give effect to Section 2(f) hereof, will be given by Rexahn to its Transfer Agent, and that the Securities shall otherwise be freely transferable on the books and records of Rexahn as and to the extent provided in this Agreement and the other Transaction Documents.  If a Buyer effects a sale, assignment or transfer of the Securities in accordance with Section 2(f), Rexahn shall permit the transfer and shall promptly instruct its Transfer Agent to issue one or more certificates or credit shares to the applicable balance accounts at DTC in such name and in such denominations as specified by such Buyer to effect such sale, transfer or assignment.  In the event that such sale, assignment or transfer involves the Warrant Shares sold, assigned or transferred pursuant to an effective registration statement or pursuant to Rule 144, the Transfer Agent shall issue such Securities to the Buyer, assignee or transferee, as the case may be, without any restrictive legend.  Rexahn acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to a Buyer.  Accordingly, Rexahn acknowledges that the remedy at law for a breach of its obligations under this Section 6(b) will be inadequate and agrees, in the event of a breach or threatened breach by Rexahn of the provisions of this Section 6(b), that a Buyer shall be entitled, in addition to all other available remedies, to an order and/or injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

7.           CONDITIONS TO OCUPHIRE’S OBLIGATION TO SELL AND REXAHN’S OBLIGATION TO ISSUE.

The obligation of Ocuphire hereunder to issue and sell the Common Shares at the Closing and the obligation of Rexahn hereunder to issue the Warrants at the Warrant Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each of Ocuphire’s and Rexahn’s sole benefit and may be waived by Ocuphire and/or Rexahn at any time in its sole discretion by providing each Buyer with prior written notice thereof:

(a)          Such Buyer shall have executed each of the Transaction Documents to which it is a party and delivered the same to Ocuphire.

(b)         Such Buyer shall have delivered to Ocuphire the Purchase Price (less, in the case of the Lead Investor, the amounts withheld pursuant to Section 5(h)), for the Common Shares and the related Warrants being purchased by such Buyer at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by Ocuphire.

(c)          The representations and warranties of such Buyer shall be true and correct as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date which shall be true and correct as of such specified date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

(d)         All conditions precedent to the closing of the transactions contemplated by the Draft Merger Agreement (the “Merger”), other than any conditions precedent relating to consummation of the transactions contemplated by this Agreement, shall have been satisfied or waived.

8.           CONDITIONS TO EACH BUYER’S OBLIGATION TO PURCHASE.

The obligation of each Buyer hereunder to purchase the Common Shares and the related Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer’s sole benefit and may be waived by such Buyer at any time in its sole discretion by providing Ocuphire with prior written notice thereof:

(a)        Ocuphire shall have duly executed and delivered to such Buyer (A) each of the Ocuphire Transaction Documents and (B) the Common Shares (allocated in such amounts as such Buyer shall request), being purchased by such Buyer at the Closing pursuant to this Agreement.

(b)          Rexahn shall have duly executed and delivered to such Buyer each of the Rexahn Transaction Documents (other than the Warrants).

(c)         Such Buyer shall have received the opinion of Honigman LLP, Ocuphire’s outside counsel, dated as of the Closing Date, in the form and substance substantially identical to the opinion agreed to between Ocuphire and the Lead Investor on or prior to the date hereof.

(d)         Such Buyer shall have received the opinion of Hogan Lovells US LLP, Rexahn’s outside counsel, dated as of the Closing Date, in the form and substance substantially identical to the opinion agreed to between Rexahn and the Lead Investor on or prior to the date hereof.

(e)         Rexahn shall have delivered to such Buyer a copy of the Irrevocable Transfer Agent Instructions in escrow to be released upon the effectiveness of the Merger, which instructions shall have been delivered to and acknowledged in writing by the Transfer Agent.

(f)        Each of Ocuphire and Rexahn shall have delivered to such Buyer a certificate evidencing the formation and good standing of Ocuphire and Rexahn in such entity’s jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within ten (10) calendar days prior to the Closing Date.

(g)         Each of Ocuphire and Rexahn shall have delivered to such Buyer a certificate evidencing its qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of the jurisdiction in which it has its headquarters, as of a date within ten (10) calendar days prior to the Closing Date.

(h)         Each of Ocuphire and Rexahn shall have delivered to such Buyer a certified copy of the Ocuphire Certificate of Incorporation and the Rexahn Certificate of Incorporation, respectively, as certified by the Secretary of State (or comparable office) of its jurisdiction of formation within ten (10) calendar days prior to the Closing Date.

(i)          Each of Ocuphire and Rexahn shall have delivered to such Buyer a certificate, executed by its Secretary and dated as of the Closing Date, as to (i) the resolutions consistent with Section 3(b) or Section 4(b), respectively, as adopted by its board of directors, (ii) the Ocuphire Certificate of Incorporation or the Rexahn Certificate of Incorporation, respectively, and (iii) the Ocuphire Bylaws and Rexahn Bylaws, respectively, each as in effect at the Closing, in the form attached hereto as Exhibit F.

(j)         The representations and warranties of each of Ocuphire and Rexahn shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, Rexahn Material Adverse Effect or Ocuphire Material Adverse Effect, which are true and correct in all respects) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects (except for those representations and warranties that are qualified by materiality, Rexahn Material Adverse Effect or Ocuphire Material Adverse Effect, which are true and correct in all respects) as of such specified date) and each of Ocuphire and Rexahn shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by it at or prior to the Closing Date.  Such Buyer shall have received certificates, executed by the Chief Executive Officer of each of Ocuphire and Rexahn, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer in the form attached hereto as Exhibit G.

(k)        Each of Ocuphire and Rexahn shall have delivered to each Buyer a lock-up agreement, in the form attached hereto as Exhibit H (collectively, the “Lock-Up Agreements”), executed by any Person that will be subject to Section 16 of the 1934 Act with respect to Rexahn immediately following the consummation of the Merger.

(l)          Rexahn shall have delivered to such Buyer a letter from its Transfer Agent certifying the number of shares of Rexahn Common Stock outstanding as of a date within five (5) calendar days of the Closing Date.

(m)        The proposed Merger between Ocuphire and Rexahn shall occur immediately following the Closing and the Rexahn Common Stock (I) shall be designated for quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements or initial listing requirements of the Principal Market.

(n)         Each of Ocuphire and Rexahn shall have obtained all stockholder, governmental, regulatory or other third party consents and approvals, including, without limitation, approval of the Principal Market, necessary for the completion of the Merger and the sale of the Securities, including, without limitation, in the case of Rexahn, any and all stockholder approval required by the Principal Market with respect to the issuances of the Warrants and the Warrant Shares in full upon exercise of the Warrants without giving effect to any limitation on the exercise of the Warrants set forth therein.

(o)         All conditions precedent to the closing of the Merger contained in the Draft Merger Agreement, other than any conditions precedent relating to consummation of the transactions contemplated by this Agreement, shall have been satisfied or waived.

(p)         The Final Form S-4 shall have become effective in accordance with the provisions of the 1933 Act, and shall not be subject to any stop order or proceeding (or threatened proceeding by the SEC) seeking a stop order with respect to the Final Form S-4 that has not been withdrawn.

(q)          The Securities Escrow Agreement shall have been executed and delivered to such Buyer by the other parties thereto.

(r)          Ocuphire shall have issued the Additional Common Shares in escrow in the name of the Escrow Agent in accordance with the terms of the Securities Escrow Agreement.

(s)          Such Buyer shall have received Ocuphire’s wire instructions on Ocuphire’s letterhead duly executed by an authorized executive officer of Ocuphire.

(t)          Each Buyer shall have delivered to Ocuphire a leak-out agreement, in the form attached hereto as Exhibit I, executed by each Buyer (the “Leak-Out Agreements”).

(u)          Rexahn shall have a number of shares of Rexahn Common Stock equal to the Required Reserve Amount available in its authorized capital and reserved for issuances under the Transaction Documents.

(v)         Those certain notes set forth in the Conversion Agreement shall have been converted into Ocuphire Common Stock.

(w)         Ocuphire shall have delivered written notice to the Escrow Agent, with a copy of such notice to the Lead Investor, that the Closing is occurring on the Closing Date.

(x)         Each of Ocuphire and Rexahn shall have delivered to such Buyer such other documents relating to the transactions contemplated by this Agreement as such Buyer or its counsel may reasonably request.

9.           TERMINATION.

(a)          In the event that the Closing shall not have occurred with respect to a Buyer on or before November 14, 2020 due to Ocuphire’s, Rexahn’s or such Buyer’s failure to satisfy the conditions set forth in Sections 7 and 8 above (and the nonbreaching party’s failure to waive such unsatisfied condition(s)), the Buyer, if such Buyer is the nonbreaching party, or Ocuphire, if Ocuphire is the nonbreaching party, or Rexahn, if Rexahn is the nonbreaching party, shall have the option to terminate this Agreement with respect to such Buyer, if such Buyer is the breaching party, or with respect to Ocuphire and Rexahn, if Ocuphire or Rexahn are the breaching party, at the close of business on such date by delivering a written notice to that effect to each other party to this Agreement and without liability of any party to any other party; provided, however, that if this Agreement is terminated pursuant to this Section 9(a), Ocuphire shall remain obligated to reimburse the Lead Investor or its designee(s), as applicable, for the expenses described in Section 5(h) above.

(b)         This Agreement shall terminate automatically upon termination of the Executed Merger Agreement in accordance with its terms; provided, however, Sections 5(h) and 5(j) shall survive the termination of this Agreement.

10.         MISCELLANEOUS.

(a)       Governing Law; Jurisdiction; Jury Trial.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of New York.  Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.  Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof.  Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY. In addition to, but not in limitation of, any other rights of a Buyer hereunder, if (a) this Agreement is placed in the hands of an attorney for collection of any indemnification or other obligation hereunder then outstanding or enforcement or any such obligation is collected or enforced through any legal proceeding or a Buyer otherwise takes action to collect amounts due under this Agreement or to enforce the provisions of this Agreement or (b) there occurs any bankruptcy, reorganization, receivership of Ocuphire or Rexahn or other proceedings affecting Ocuphire’s or Rexahn’s creditors’ rights and involving a claim under this Agreement, then Ocuphire or Rexahn, as applicable, shall pay the costs incurred by such Buyer for such collection, enforcement or action or in connection with such bankruptcy, reorganization, receivership or other proceeding, including, without limitation, attorneys’ fees and disbursements.

(b)         Counterparts.  This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile or .pdf signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile or .pdf signature.

(c)          Headings.  The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

(d)         Severability.  If any provision of this Agreement is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Agreement so long as this Agreement as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties.  The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

(e)         Entire Agreement; Amendments.  This Agreement and the other Transaction Documents supersede all other prior oral or written agreements between Ocuphire, Rexahn, their affiliates and Persons acting on their behalf, on the one hand, and the Buyers, their affiliates and Persons acting on their behalf, on the other hand, with respect to the matters discussed herein, and this Agreement, the other Transaction Documents and the instruments referenced herein and therein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, none of Ocuphire, Rexahn nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters.  No provision of this Agreement may be amended other than by an instrument in writing signed by Ocuphire, Rexahn and the Required Holders, and any amendment to this Agreement made in conformity with the provisions of this Section 10(e) shall be binding on all Buyers and holders of Securities, Ocuphire and Rexahn.  No provisions hereto may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No such amendment shall be effective to the extent that it applies to less than all of the Buyers or holders of the applicable Securities then outstanding.  No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration (other than the reimbursement of legal fees) also is offered to all of the parties to the Transaction Documents, holders of Common Shares or holders of the Warrants, as the case may be.  Neither Ocuphire nor Rexahn has, directly or indirectly, made any agreements with any Buyers relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.  Without limiting the foregoing, each of Ocuphire and Rexahn confirms that, except as set forth in this Agreement, no Buyer has made any commitment or promise or has any other obligation to provide any financing to Ocuphire or Rexahn or otherwise. As used herein, “Required Holders” means (I) prior to the Closing Date, the Buyers entitled to purchase at the Closing a majority of the aggregate amount of Initial Common Shares issuable hereunder and the aggregate amount of Warrant Shares issuable under the Warrants (without regard to any restriction or limitation on the exercise of the Warrants contained therein) and shall include the Lead Investor and (II) on or after the Closing Date, holders of at least a majority of the aggregate amount of Securities issued and issuable hereunder and under the Warrants held by the Buyers or successors and assigns of the Buyers pursuant to Section 10(g) (without regard to any restriction or limitation on the exercise of the Warrants or the delivery of the Exchange Shares issued in exchange of Additional Common Shares contained therein or herein) as of the applicable time of determination and shall include the Lead Investor so long as the Lead Investor or any of its Affiliates holds any Securities.

(f)         Notices.  Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement or any of the other Transaction Documents must be in writing and will be deemed to have been delivered:  (i) upon receipt, when delivered personally; (ii) upon delivery, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or by electronic mail; (iii) upon delivery, when sent by electronic mail (provided that the sending party does not receive an automated rejection notice); or (iv) one (1) Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same.  The addresses, facsimile numbers and e-mail addresses for such communications shall be:

If to Ocuphire:

Ocuphire Pharma, Inc.
37000 Grand River Ave, Suite 120
Farmington Hills, MI 48335
Telephone:	(248) 980-6538
Attention:	Mina Sooch
Email:	msooch@ocuphire.com

With a copy (for informational purposes only) to:

Honigman LLP
650 Trade Centre Way, Suite 200
Kalamazoo, MI  49002-0402
Telephone:	(269) 337-7702
Facsimile:	(269) 337-7703
Attention:	Phillip D. Torrence, Esq.
E-mail:	ptorrence@honigman.com

If to Rexahn:

Rexahn Pharmaceuticals, Inc.
15245 Shady Grove Road, Suite 455
Rockville, MD 20850
Telephone:	240.268.5300 x330
Facsimile:	240.268.5310
Attention:	Douglas J. Swirsky, President and CEO
E-mail:	swirskyd@rexahn.com

With a copy (for informational purposes only) to:

Hogan Lovells US LLP
100 International Drive, Suite 2000
Baltimore, MD 21202
Telephone:	410 659 2700
Facsimile:	410 659 2701
Attention:	Asher M. Rubin; William I. Intner
E-mail:	asher.rubin@hoganlovells.com; william.intner@hoganlovells.com

If to the Escrow Agent:

The Bank of New York Mellon
Corporate Trust Administration
240 Greenwich Street
New York, NY 10286
Attention: Escrow Unit

If to the Transfer Agent:

Olde Monmouth Stock Transfer Co., Inc.
200 Memorial Parkway
Atlantic Highlands, NJ 07716
Telephone:	(732) 872-2727
Attention:	Matthew J. Troster, President
E-mail:	matt@oldemonmouth.com

If to a Buyer, to its address, facsimile number and e-mail address set forth on the Schedule of Buyers, with copies to such Buyer’s representatives as set forth on the Schedule of Buyers,

With a copy (for informational purposes only) to:

Schulte Roth & Zabel LLP
919 Third Avenue
New York, NY  10022
Telephone:	(212) 756-2000
Facsimile:	(212) 593-5955
Attention:	Eleazer N. Klein, Esq.
E-mail:	eleazer.klein@srz.com

or to such other address, facsimile number and/or e-mail address and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) calendar days prior to the effectiveness of such change.  Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine or e-mail containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

(g)         Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Common Shares or the Warrants.  Neither Ocuphire nor Rexahn shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders, including by way of a Fundamental Transaction (unless Rexahn is in compliance with the applicable provisions governing Fundamental Transactions set forth in the Warrants and other than the Merger in accordance with the terms and conditions of the Executed Merger Agreement).  A Buyer may assign some or all of its rights hereunder without the consent of Ocuphire or Rexahn, in which event such assignee shall be deemed to be a Buyer hereunder with respect to such assigned rights.

(h)         Third Party Beneficiaries.  The Placement Agent shall be a third party beneficiary of the representations and warranties of the Buyers in Section 2, the representations and warranties of Ocuphire in Section 3 and the representations and warranties of Rexahn in Section 4.  This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except that each Indemnitee (as defined below) shall have the right to enforce the obligations of Ocuphire and Rexahn with respect to Section 10(k) and as otherwise set forth in this Section 10(h).

(i)          Survival.  Unless this Agreement is terminated under Section 9, the representations and warranties of Ocuphire, Rexahn and the Buyers contained in Sections 2, 3 and 4, and the agreements and covenants set forth in Sections 5, 6 and 10 shall survive the Closing.  Each Buyer, and each of Ocuphire and Rexahn, shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

(j)          Further Assurances.  Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as any other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(k)         Indemnification.

(i)         In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of Ocuphire’s other obligations under the Transaction Documents, Ocuphire shall defend, protect, indemnify and hold harmless each Buyer and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons’ agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by Ocuphire in the Transaction Documents or any other certificate, instrument or document of Ocuphire contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of Ocuphire contained in the Transaction Documents or any other certificate, instrument or document of Ocuphire contemplated hereby or thereby, (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of Ocuphire or Rexahn) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 5(j), or (iv) the status of such Buyer or holder of the Securities as an investor in Ocuphire pursuant to the transactions contemplated by the Transaction Documents, or (d) any cause of action, suit or claim brought or made against such Indemnitee by the Escrow Agent.  To the extent that the foregoing undertaking by Ocuphire may be unenforceable for any reason, Ocuphire shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10(k)(i) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(ii)         In consideration of each Buyer’s execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of Rexahn’s other obligations under the Transaction Documents, Rexahn (starting immediately after the Closing) shall defend, protect, indemnify and hold harmless the Indemnitees from and against any and all Indemnified Liabilities incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by Rexahn in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of Rexahn contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or (c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of Ocuphire or Rexahn) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by such Buyer pursuant to Section 5(j), or (iv) the status of such Buyer or holder of the Securities as an investor in Rexahn pursuant to the transactions contemplated by the Transaction Documents.  To the extent that the foregoing undertaking by Rexahn may be unenforceable for any reason, Rexahn shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities that is permissible under applicable law.  Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 10(k)(ii) shall be the same as those set forth in Section 6 of the Registration Rights Agreement.

(l)          No Strict Construction.  The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

(m)        Remedies.  Each Buyer and each holder of the Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law.  Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law.  Furthermore, each of Ocuphire and Rexahn recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under the Transaction Documents, any remedy at law may prove to be inadequate relief to the Buyers.  Each of Ocuphire and Rexahn therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

(n)        Rescission and Withdrawal Right. Notwithstanding anything to the contrary contained in (and without limiting any similar provisions of) the Transaction Documents, whenever any Buyer exercises a right, election, demand or option under a Transaction Document and either Ocuphire or Rexahn does not timely perform its related obligations within the periods therein provided, then such Buyer may rescind or withdraw, in its sole discretion from time to time upon written notice to Ocuphire or Rexahn, as applicable, any relevant notice, demand or election in whole or in part without prejudice to its future actions and rights.

(o)         Payment Set Aside.  To the extent that Ocuphire or Rexahn makes a payment or payments to the Buyers hereunder or pursuant to any of the other Transaction Documents or the Buyers enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Ocuphire or Rexahn, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

(p)         Independent Nature of Buyers’ Obligations and Rights.  The obligations of each Buyer under any Transaction Document are several and not joint with the obligations of any other Buyer, and no Buyer shall be responsible in any way for the performance of the obligations of any other Buyer under any Transaction Document.  Nothing contained herein or in any other Transaction Document, and no action taken by any Buyer pursuant hereto or thereto, shall be deemed to constitute the Buyers as, and each of Ocuphire and Rexahn acknowledges that the Buyers do not so constitute, a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Buyers are in any way acting in concert or as a group, and neither Ocuphire nor Rexahn shall assert any such claim with respect to such obligations or the transactions contemplated by the Transaction Documents and each of Ocuphire and Rexahn acknowledges that the Buyers are not acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each of Ocuphire and Rexahn acknowledges and each Buyer confirms that it has independently participated in the negotiation of the transaction contemplated hereby with the advice of its own counsel and advisors.  Each Buyer shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any other Buyer to be joined as an additional party in any proceeding for such purpose.

[Signature Pages Follow]

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OCUPHIRE PHARMA, INC.

By:	/s/ Mina Sooch
Name: Mina Sooch
Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

REXAHN PHARMACEUTICALS, INC.

By:	/s/ Douglas J. Swirsky
Name: Douglas J. Swirsky
Title: President and Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

BUYERS:

ALTIUM GROWTH FUND, LP
By: Altium Capital Management, LP

By:	/s/ Mark Gottlieb
Name: Mark Gottlieb
Title: Chief Operating Officer

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☒ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☒ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☒ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

EMPERY ASSET MASTER, LTD.
By: Empery Asset Management, LP, its authorized agent

By:	/s/ Brett Director
Name: Brett Director
Title: General Counsel

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☒ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☒ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☒ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

EMPERY TAX EFFICIENT, LP
By: Empery Asset Management, LP, its authorized agent

By:	/s/ Brett Director
Name: Brett Director
Title: General Counsel

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☒ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☒ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☒ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

EMPERY DEBT OPPORTUNITY FUND, LP
By: Empery Asset Management, LP, its authorized agent

By:	/s/ Brett Director
Name: Brett Director
Title: General Counsel

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☒ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☒ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☒ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/s/ Jatinder-Bir S. Sandhu
Name: Jatinder-Bir S. Sandhu

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/s/ Devang Shah
Name: Devang Shah

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

MICHIGAN ANGEL FUND III, LLC

By:	/s/ Joseph Simms
Name: Joseph Simms
Title: Managing Member

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/s/ Harry M. Kraemer, Jr.
Name: Harry M. Kraemer, Jr.

By:
Name: Julie M. Jansen Kraemer

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

THOMAS TALLERICO TRUST DATED JULY 13, 2018

By:	/s/ Thomas J. Tallerico
Name: Thomas J. Tallerico
Title: Trustee

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

THE BELLE MICHIGAN IMPACT FUND, LP

By:	/s/ Carolyn Cassin
Name: Carolyn Cassin
Title: General Partner

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

BELLE MICHIGAN IMPACT FUND SIDE CAR, LP

By:	/s/ Carolyn Cassin
Name: Carolyn Cassin
Title: General Partner

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

INVEST DETROIT FOUNDATION d/b/a FIRST CAPITAL FUND

By:	/s/ Martin Dober
Name: Martin Dober
Title: SVP and Managing Director

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/s/ Mina Sooch
Name: Mina Sooch

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/s/ Richard J. Rodgers
Name: Richard J. Rodgers

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/s/ Alan R. Meyer
Name: Alan R. Meyer

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/s/ James S. Manuso
Name: James S. Manuso

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/s/ Cam Gallagher
Name: Cam Gallagher

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

IN WITNESS WHEREOF, each Buyer, Ocuphire and Rexahn have caused their respective signature page to this Securities Purchase Agreement to be duly executed as of the date first written above.

OTHER BUYERS:

By:	/s/ Sean Ainsworth
Name: Sean Ainsworth

Maximum Percentage with respect to the delivery for the Exchange Shares to be issued in exchange of the Additional Common Shares:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series A Warrants:	☐ 4.99%
☐ 9.99%

Maximum Percentage to be included in the Series B Warrants:	☐ 4.99%
☐ 9.99%

SCHEDULE OF BUYERS

(1)	(2)	(3)	(4)	(5)
Buyer	Address, Facsimile Number and E-mail	Number of Initial Common Shares	Number of Additional Common Shares	Purchase Price

Altium Growth Fund, LP	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
			A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Empery Asset Master, Ltd.	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
			A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Empery Tax Efficient, LP	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
			A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Empery Debt Opportunity Fund, LP	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
			A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Jatinder-Bir S. Sandhu	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
			A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Devang Shah	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
			A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Michigan Angel Fund III, LLC	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Harry M. Kraemer, Jr. and Julie M. Jansen Kraemer	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Thomas J. Tallerico Trust dated July 13, 2018	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

The Belle Michigan Impact Fund, LP	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Belle Michigan Impact Fund Side Car, LP	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Invest Detroit Foundation d/b/a First Capital Fund	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Mina Sooch	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Richard J. Rodgers	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Alan R. Meyer	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

James S. Manuso	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Sean Ainsworth	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

Cam Gallagher	[●]
A number of shares equal to the product of (i) the Buyers’ Allocation Number, multiplied by (ii) the quotient of (x) the applicable Buyer’s Purchase Price, divided by (y) $21,150,000, rounded to the nearest whole share.
		A number of shares equal will be held in escrow equal to (i) two multiplied by (ii) the number of Initial Common Shares issued to such Buyer.	[●]

TOTAL			$21,150,000

EXHIBITS

Exhibit A	Form of Securities Escrow Agreement
Exhibit B-1	Form of Series A Warrants
Exhibit B-2	Form of Series B Warrants
Exhibit C	Form of Registration Rights Agreement
Exhibit D	Form of Capacity Notice
Exhibit E	Form of Irrevocable Transfer Agent Instructions
Exhibit F	Form of Secretary’s Certificate
Exhibit G	Form of Officer’s Certificate
Exhibit H	Form of Lock-Up Agreement
Exhibit I	Form of Leak-Out Agreement

SCHEDULES

Ocuphire Disclosure Schedules

Schedule 3(a)	Ocuphire Subsidiaries
Schedule 3(d)	No Conflicts
Schedule 3(e)	Consents
Schedule 3(k)	Absence of Certain Changes
Schedule 3(m)	Conduct of Business; Regulatory Permits
Schedule 3(o)	Transactions with Affiliates
Schedule 3(p)	Equity Capitalization
Schedule 3(q)	Indebtedness and Other Contracts
Schedule 3(r)	Absence of Litigation
Schedule 3(v)	Intellectual Property Rights
Schedule 3(z)	Internal Accounting
Schedule 3(ee)	FDA

Rexahn Disclosure Schedules

Schedule A1(e)	SEC Documents; Financial Statements
Schedule A1(h)	Sarbanes-Oxley Act; Internal Accounting Controls
Schedule A1(i)	Transactions with Affiliates and Employees
Schedule A1(j)	Equity Capitalization
Schedule A1(l)	Absence of Litigation
Schedule A1(k)	Compliance
Schedule A1(p)	Intellectual Property Rights
Schedule A1(s)	Registration Rights
Schedule A1(t)	Solvency
Schedule A1(w)	FDA
Schedule A1(hh)	Lock-Up Parties

ANNEX I

Rexahn represents and warrants to each of the Buyers that, as of the time of completion of the Merger on the Closing Date:

(a)         Enforceability; Validity.  This Agreement and the other Rexahn Transaction Documents have been duly executed and delivered by Rexahn, and constitute the legal, valid and binding obligations of Rexahn, enforceable against Rexahn in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.

(b)        Acknowledgment Regarding Buyer’s Purchase of Securities.  Rexahn acknowledges and agrees that each Buyer is acting solely in the capacity of an arm’s length purchaser with respect to the Rexahn Transaction Documents and the transactions contemplated hereby and thereby and that no Buyer is (i) an officer or director of Rexahn or any of the Rexahn Subsidiaries, (ii) an “affiliate” of Rexahn or any of the Rexahn Subsidiaries (as defined in Rule 144) or (iii) to the knowledge of Rexahn, a “beneficial owner” of more than 10% of the Rexahn Common Stock (as defined for purposes of Rule 13d-3 of the 1934 Act).  Rexahn further acknowledges that no Buyer is acting as a financial advisor or fiduciary of Rexahn or any of the Rexahn Subsidiaries (or in any similar capacity) with respect to the Rexahn Transaction Documents and the transactions contemplated hereby and thereby, and any advice given by a Buyer or any of its representatives or agents in connection with the Rexahn Transaction Documents and the transactions contemplated hereby and thereby is merely incidental to such Buyer’s purchase of the Securities.  Rexahn further represents to each Buyer that Rexahn’s decision to enter into the Rexahn Transaction Documents has been based solely on the independent evaluation by Rexahn and its representatives.

(c)         No Integrated Offering.  None of Rexahn, the Rexahn Subsidiaries their affiliates, nor any Person acting on their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the issuance of any of the Securities under the 1933 Act, whether through integration with prior offerings or otherwise, or cause this offering of the Securities to require approval of stockholders of Rexahn for purposes of the 1933 Act or any applicable stockholder approval provisions, including, without limitation, under the rules and regulations of any exchange or automated quotation system on which any of the securities of Rexahn are listed or designated for quotation. None of Rexahn, the Rexahn Subsidiaries, their affiliates nor any Person acting on their behalf will take any action or steps that would require registration of the issuance of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with other offerings for purposes of any such applicable stockholder approval provisions.

(d)         Application of Takeover Protections; Rights Agreement.  Rexahn and its board of directors have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of Rexahn Common Stock or a change in control of Rexahn or any of the Rexahn Subsidiaries.

(e)          SEC Documents; Financial Statements.  Except as disclosed in Schedule A1(e), during the two (2) years prior to the date of completion of the Merger, Rexahn has timely filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act (all of the foregoing filed prior to the date of completion of the Merger or prior to the Closing Date, and all exhibits included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein, but excluding the Form S-4, being hereinafter referred to as the “SEC Documents”). Rexahn has delivered to the Buyers or their respective representatives true, correct and complete copies of the SEC Documents not available on the EDGAR system. As of their respective filing dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act applicable to Rexahn and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of the effective date of the Final Form S-4, including any amendments thereto, the Final Form S-4, other than the sections of the Final Form S-4 titled “Risk Factors – Risks Related to Ocuphire,” “Ocuphire Business,” “Ocuphire Management’s Discussion and Analysis of Financial Condition and Results of Operations,” “Related Party Transactions of Directors and Executive Officers of the Combined Company – Ocuphire Transactions” and “Principal Stockholders of Ocuphire,” did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  As of their respective filing dates, the financial statements of Rexahn included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  As of the date hereof and as of the effective date of the Final Form S-4 and any amendment thereto, the financial statements of Rexahn included in the Final Form S-4 comply and complied, as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto.  Such financial statements have been prepared in accordance with GAAP (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of Rexahn and the Rexahn Subsidiaries as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate).  No other information provided by or on behalf of Rexahn to any of the Buyers which is not included in the SEC Documents (including, without limitation, information referred to in Section 2(d) of this Agreement or in the disclosure schedules to this Agreement), when taken together with all of the information provided by or on behalf of Rexahn to any of the Buyers, the SEC Documents, the Final Form S-4 and the Executed Merger Agreement (including the schedules thereto) contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in light of the circumstance under which they are or were made, not misleading. As of the date of this Agreement, and except for the transactions contemplated by the Executed Merger Agreement and this Agreement or as otherwise disclosed pursuant to the Parent Disclosure Schedule (as defined in the Executed Merger Agreement) or the disclosure schedules to this Agreement, no event, liability, development or circumstance had occurred or existed, or was contemplated to occur with respect to Rexahn, the Rexahn Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would have been required to be disclosed by Rexahn under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by Rexahn of its Rexahn Common Stock and which had not been publicly announced as of the date of this Agreement.

(f)          No Undisclosed Events, Liabilities, Developments or Circumstances.  As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, no event, liability, development or circumstance has occurred or exists, or is contemplated to occur with respect to Rexahn, the Rexahn Subsidiaries or their respective business, properties, prospects, operations or financial condition, that would be required to be disclosed by Rexahn under applicable securities laws on a registration statement on Form S-1 filed with the SEC relating to an issuance and sale by Rexahn of its Rexahn Common Stock and which has not been publicly announced.

(g)       Regulatory Permits.  Rexahn and each of the Rexahn Subsidiaries possess all certificates, authorizations and permits issued by the appropriate foreign, federal or state regulatory authorities necessary to conduct their respective businesses, except where the failure to possess such certificates, authorizations or permits would not have, individually or in the aggregate, a Rexahn Material Adverse Effect, and as of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, neither Rexahn nor any such Rexahn Subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.

(h)        Sarbanes-Oxley Act; Internal Accounting Controls.  Rexahn is in compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, that are effective as of the of completion of the Merger, and any and all applicable rules and regulations promulgated by the SEC thereunder that are effective as of the date of completion of the Merger. As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, Rexahn and each of the Rexahn Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and applicable law, and to maintain asset and liability accountability, (iii) access to assets or incurrence of liabilities is permitted only in accordance with management’s general or specific authorization and (iv) the recorded accountability for assets and liabilities is compared with the existing assets and liabilities at reasonable intervals and appropriate action is taken with respect to any difference.  As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, Rexahn maintains disclosure controls and procedures (as such term is defined in Rule 13a-15 under the 1934 Act) that are effective in ensuring that information required to be disclosed by Rexahn in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including, without limitation, controls and procedures designed to ensure that information required to be disclosed by Rexahn in the reports that it files or submits under the 1934 Act is accumulated and communicated to Rexahn’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure.  As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, during the twelve months prior to the date of this Agreement and the date of completion of the Merger, as applicable, neither Rexahn nor any of the Rexahn Subsidiaries has received any notice or correspondence from any accountant relating to any material weakness in any part of the system of internal accounting controls of Rexahn or any of the Rexahn Subsidiaries.

(i)         Transactions With Affiliates and Employees. As of (i) the date of this Agreement and (ii) the date of completion of the Merger, except as set forth in Schedule A1(i), none of the officers, directors or employees of Rexahn or any of the Rexahn Subsidiaries is presently a party to any transaction with Rexahn or any of the Rexahn Subsidiaries (other than for ordinary course services as employees, officers or directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any such officer, director or employee or, to the knowledge of Rexahn or any of the Rexahn Subsidiaries, any corporation, partnership, trust or other Person in which any such officer, director, or employee has a substantial interest or is an employee, officer, director, trustee or partner.

(j)          Equity Capitalization. 7,607 shares of Rexahn’s issued and outstanding Rexahn Common Stock on the date of this Agreement are owned by Persons who are “affiliates” (as defined in Rule 405 of the 1933 Act) of Rexahn or any of the Rexahn Subsidiaries.  (i) Except as disclosed in Schedule A1(j)(i) hereto, none of Rexahn’s or any Rexahn Subsidiary’s capital stock is subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by Rexahn or any Rexahn Subsidiary; (ii) except as disclosed above in Section 4(i) or as otherwise set forth in Schedule A1(j)(ii), as of the date of this Agreement, there are no other outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of Rexahn or any of the Rexahn Subsidiaries, or contracts, commitments, understandings or arrangements by which Rexahn or any of the Rexahn Subsidiaries is or may become bound to issue additional capital stock of Rexahn or any of the Rexahn Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any capital stock of Rexahn or any of the Rexahn Subsidiaries; (iii) except as disclosed in Schedule A1(j)(iii), there are no outstanding debt securities, notes, credit agreements, credit facilities or other agreements, documents or instruments evidencing Indebtedness of Rexahn or any of the Rexahn Subsidiaries or by which Rexahn or any of the Rexahn Subsidiaries is or may become bound; (iv) except as disclosed in Schedule A1(j)(iv), there are no financing statements securing obligations in any amounts filed in connection with Rexahn or any of the Rexahn Subsidiaries; (v), except as disclosed in Schedule A1(j)(v), there are no agreements or arrangements (other than pursuant to the Registration Rights Agreement) under which Rexahn or any of the Rexahn Subsidiaries is obligated to register the sale of any of their securities under the 1933 Act; (vi) except as disclosed in Schedule A1(j)(vi), there are no outstanding securities or instruments of Rexahn or any of the Rexahn Subsidiaries which contain any redemption or similar provisions, and there are no contracts, commitments, understandings or arrangements by which Rexahn or any of the Rexahn Subsidiaries is or may become bound to redeem a security of Rexahn or any of the Rexahn Subsidiaries; (vii) except as disclosed in Schedule A1(j)(vii), there are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (viii) except as disclosed in Schedule A1(j)(viii), neither Rexahn nor any Rexahn Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (ix) neither Rexahn nor any of the Rexahn Subsidiaries have any liabilities or obligations required to be disclosed in the SEC Documents which are not so disclosed in the SEC Documents, other than those incurred in the ordinary course of Rexahn’s or the Rexahn Subsidiaries’ respective businesses and which, individually or in the aggregate, do not or could not have a Rexahn Material Adverse Effect.  True, correct and complete copies of the Rexahn Certificate of Incorporation and Rexahn Bylaws, and the terms of all securities convertible into, or exercisable or exchangeable for, Rexahn Common Stock and the material rights of the holders thereof in respect thereto have heretofore been filed as part of the SEC Documents.

(k)         Compliance. Except as set forth in Schedule A1(k), neither Rexahn nor any Rexahn Subsidiary: (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Rexahn or any Rexahn Subsidiary under), nor has Rexahn or any Rexahn Subsidiary received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any judgment, decree, or order of any court, arbitrator or other governmental authority or (iii) is or has been in violation of any statute, rule, ordinance or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws relating to taxes, environmental protection, occupational health and safety, product quality and safety and employment and labor matters, except in each case as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect.

(l)         Absence of Litigation. As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, there is no action, suit, proceeding, inquiry or investigation before or by the Principal Market, any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of Rexahn, threatened against or affecting Rexahn or any of the Rexahn Subsidiaries, the Rexahn Common Stock or any of the Rexahn Subsidiary’s capital stock or any of Rexahn’s or any of the Rexahn Subsidiaries’ officers or directors, whether of a civil or criminal nature or otherwise, in their capacities as such, except as set forth in Schedule A1(l).  The matters set forth in Schedule A1(l) would not reasonably be expected to have a Rexahn Material Adverse Effect.

(m)        Insurance. As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, Rexahn and any of the Rexahn Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as management of Rexahn believes to be prudent and customary in the businesses in which Rexahn and the Rexahn Subsidiaries are engaged.  Neither Rexahn nor any such Rexahn Subsidiary has been refused any insurance coverage sought or applied for and neither Rexahn nor any such Rexahn Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Rexahn Material Adverse Effect.

(n)         Employee Relations. Neither Rexahn nor any of the Rexahn Subsidiaries is a party to any collective bargaining agreement or employs any member of a union.  Rexahn and the Rexahn Subsidiaries believe that their relations with their respective employees are good.  As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, no executive officer (as defined in Rule 501(f) promulgated under the 1933 Act) or other key employee of Rexahn or any of the Rexahn Subsidiaries has notified Rexahn or any such Rexahn Subsidiary that such officer intends to leave Rexahn or any such Rexahn Subsidiary or otherwise terminate such officer’s employment with Rexahn or any such Rexahn Subsidiary.  As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, no executive officer or other key employee of Rexahn or any of the Rexahn Subsidiaries is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement, non-competition agreement, or any other contract or agreement or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject Rexahn or any of the Rexahn Subsidiaries to any liability with respect to any of the foregoing matters.  Rexahn and the Rexahn Subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, reasonably be expected to result in a Rexahn Material Adverse Effect.

(o)         Title. As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, Rexahn and the Rexahn Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of Rexahn and the Rexahn Subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by Rexahn and any of the Rexahn Subsidiaries.  Any real property and facilities held under lease by Rexahn or any of the Rexahn Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by Rexahn or any of the Rexahn Subsidiaries.

(p)        Intellectual Property Rights. As of (i) the date of this Agreement and (ii) except as would not be material to Rexahn and the Rexahn Subsidiaries, the date of completion of the Merger, Rexahn and the Rexahn Subsidiaries own or possess adequate Intellectual Property Rights necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted.  Each of patents owned by Rexahn or any of the Rexahn Subsidiaries as of the date of the Agreement is listed on Schedule A1(p)(i).  As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, except as set forth in Schedule A1(p)(ii), none of the Rexahn’s or any of the Rexahn Subsidiaries’ Intellectual Property Rights have expired, terminated or been abandoned.  As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to be material to Rexahn and the Rexahn Subsidiaries, the date of completion of the Merger, Rexahn has no knowledge of any infringement by Rexahn or any of the Rexahn Subsidiaries of Intellectual Property Rights of others.  As of (i) the date of this Agreement and (ii) except as would not be material to Rexahn and the Rexahn Subsidiaries, the date of completion of the Merger, there is no claim, action or proceeding being made or brought, or to the knowledge of Rexahn or the Rexahn Subsidiaries, being threatened, against Rexahn or any of the Rexahn Subsidiaries regarding their Intellectual Property Rights.  As of (i) the date of this Agreement and (ii) except as would not be material to Rexahn and the Rexahn Subsidiaries, the date of completion of the Merger, neither Rexahn nor any of the Rexahn Subsidiaries is aware of any facts or circumstances which might give rise to any of the foregoing infringements or claims, actions or proceedings.  Rexahn and the Rexahn Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

(q)        Environmental Laws.  Rexahn and the Rexahn Subsidiaries (i) are in compliance with all Environmental Laws, (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (ii) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (i), (ii) and (iii), the failure to so comply could be reasonably expected to have, individually or in the aggregate, a Rexahn Material Adverse Effect.

(r)          Tax Status. Rexahn and each of the Rexahn Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply.  As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, there are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Rexahn and the Rexahn Subsidiaries know of no basis for any such claim.

(s)          Registration Rights. Except as set forth on Schedule A1(s), other than each of the Buyers, no Person has any right to cause Rexahn or any Rexahn Subsidiary to effect the registration under the 1933 Act of any securities of Rexahn or any Rexahn Subsidiary.

(t)          Solvency. Based on the consolidated financial condition of Rexahn as of the Closing Date, after giving effect to the receipt by Ocuphire of the proceeds from the sale of the Securities hereunder: (i) the fair saleable value of Rexahn’s assets exceeds the amount that will be required to be paid on or in respect of Rexahn’s existing debts and other liabilities (including known contingent liabilities) as they mature, (ii) Rexahn’s assets do not constitute unreasonably small capital to carry on its business as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by Rexahn, consolidated and projected capital requirements and capital availability thereof, and (iii) the current cash flow of Rexahn, together with the proceeds Rexahn would receive, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its liabilities when such amounts are required to be paid. Rexahn does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt). Rexahn has no knowledge of any facts or circumstances which lead it to believe that it will file for reorganization or liquidation under the bankruptcy or reorganization laws of any jurisdiction within one year from the Closing Date. Schedule A1(t) sets forth as of the date of completion of the Merger all outstanding secured and unsecured Indebtedness of Rexahn or any Rexahn Subsidiary, or for which Rexahn or any Rexahn Subsidiary has commitments.  For the purposes of this Section 4, “Indebtedness” means (x) any liabilities for borrowed money or amounts owed in excess of $50,000 (other than trade account payables and accrued expenses incurred in the ordinary course of business), (y) all guaranties, endorsements and other contingent obligations in respect of indebtedness of others, whether or not the same are or should be reflected in Rexahn’s consolidated balance sheet (or the notes thereto), except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business; and (z) the present value of any lease payments in excess of $50,000 due under leases required to be capitalized in accordance with GAAP. Neither Rexahn nor any Rexahn Subsidiary is in default with respect to any Indebtedness.

(u)       Acknowledgment Regarding Buyer’s Trading Activity. Rexahn acknowledges and agrees that, except as set forth in the Leak-Out Agreements, (i) none of the Buyers has been asked to agree, nor has any Buyer agreed, to desist from purchasing or selling, long and/or short, securities of Rexahn, or “derivative” securities based on securities issued by Rexahn or to hold the Securities for any specified term; (ii) any Buyer, and counter-parties in “derivative” transactions to which any such Buyer is a party, directly or indirectly, presently may have a “short” position in the Rexahn Common Stock and (iii) each Buyer shall not be deemed to have any affiliation with or control over any arm’s length counter-party in any “derivative” transaction.  Rexahn further understands and acknowledges that (a) one or more Buyers may engage in hedging and/or trading activities at various times during the period that the Securities are outstanding, including, without limitation, during the periods that the value of the Warrant Shares are being determined and (b) such hedging and/or trading activities, if any, can reduce the value of the existing stockholders’ equity interest in Rexahn both at and after the time the hedging and/or trading activities are being conducted.  Rexahn acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement, the Warrants or any of the documents executed in connection herewith.

(v)         Manipulation of Price.  Rexahn has not, and to its knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result, or that could reasonably be expected to cause or result, in the stabilization or manipulation of the price of any security of Rexahn to facilitate the sale or resale of any of the Securities, (ii) other than the Placement Agent, sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) other than the Placement Agent, paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of Rexahn.

(w)       FDA. As to each Pharmaceutical Product subject to the jurisdiction of the FDA under the FDCA that is manufactured, packaged, labeled, tested, distributed, sold, and/or marketed by Rexahn or any of its Rexahn, such Pharmaceutical Product is being manufactured, packaged, labeled, tested, distributed, sold and/or marketed by Rexahn in compliance with all applicable requirements under FDCA and similar laws, rules and regulations relating to registration, investigational use, premarket clearance, licensure, or application approval, good manufacturing practices, good laboratory practices, good clinical practices, product listing, quotas, labeling, advertising, record keeping and filing of reports, except where the failure to be in compliance would not have a Rexahn Material Adverse Effect. There is no pending, completed or, to Rexahn’s knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against Rexahn or any of its Rexahn Subsidiaries, and none of Rexahn or any of its Rexahn Subsidiaries has received any notice, warning letter or other communication from the FDA or any other governmental entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by Rexahn or any of its Rexahn Subsidiaries, (iv) enjoins production at any facility of Rexahn or any of its Rexahn Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with Rexahn or any of its Rexahn Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by Rexahn or any of its Rexahn Subsidiaries, and which, either individually or in the aggregate, would have a Rexahn Material Adverse Effect. The properties, business and operations of Rexahn have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.  As of (i) the date of this Agreement and (ii) except as would not have or reasonably be expected to result in a Rexahn Material Adverse Effect, the date of completion of the Merger, except as set forth on Schedule A1(w) or as disclosed in the SEC Documents, Rexahn has not been informed by the FDA that the FDA will prohibit the marketing, sale, license or use in the United States of any product proposed to be developed, produced or marketed by Rexahn nor has the FDA expressed any concern as to approving or clearing for marketing any product being developed or proposed to be developed by Rexahn.

(x)         U.S. Real Property Holding Corporation.  Neither Rexahn nor any of the Rexahn Subsidiaries is, or has ever been, and so long as any of the Securities are held by any of the Buyers, shall become, a U.S. real property holding corporation within the meaning of Section 897 of the Internal Revenue Code of 1986, as amended, and Rexahn and each Rexahn Subsidiary shall so certify upon any Buyer’s request.

(y)         Eligibility for Registration.  Rexahn is eligible to register the Warrant Shares for resale by the Buyers using Form S-3 promulgated under the 1933 Act.

(z)         Transfer Taxes.  On the Closing Date, all stock transfer or other taxes (other than income or similar taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to each Buyer hereunder will be, or will have been, fully paid or provided for by Rexahn, and all laws imposing such taxes will be or will have been complied with.

(aa)       Bank Holding Company Act. Neither Rexahn nor any of the Rexahn Subsidiaries or affiliates is subject to BHCA and to regulation by the Board of Governors of the Federal Reserve.  Neither Rexahn nor any of the Rexahn Subsidiaries or affiliates owns or controls, directly or indirectly, five percent (5%) or more of the outstanding shares of any class of voting securities or twenty-five percent (25%) or more of the total equity of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.  Neither Rexahn nor any of the Rexahn Subsidiaries or affiliates exercises a controlling influence over the management or policies of a bank or any entity that is subject to the BHCA and to regulation by the Federal Reserve.

(bb)       No Additional Agreements.  Neither Rexahn nor any of the Rexahn Subsidiaries have any agreement or understanding with any Buyer with respect to the transactions contemplated by the Rexahn Transaction Documents other than as specified in the Rexahn Transaction Documents.

(cc)        Disclosure. Except for discussions specifically regarding the offer and sale of the Securities, Rexahn confirms that neither it nor any other Person acting on its behalf has provided any of the Buyers or their agents or counsel with any information that constitutes or could reasonably be expected to constitute material, non-public information concerning Ocuphire, the Ocuphire Subsidiaries, Rexahn or any of the Rexahn Subsidiaries, other than the existence of the transactions contemplated by this Agreement and the other Rexahn Transaction Documents.  Rexahn understands and confirms that each of the Buyers will rely on the foregoing representations in effecting transactions in securities of Rexahn.  All disclosure provided to the Buyers regarding Rexahn and the Rexahn Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of Rexahn or any of the Rexahn Subsidiaries when taken together with all of the information provided by or on behalf of Rexahn to any of the Buyers, the SEC Documents, the Final Form S-4 and the Executed Merger Agreement (including the schedules thereto), is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading.  All of the written information furnished after the date of completion of the Merger by or on behalf of Rexahn or any of the Rexahn Subsidiaries to you pursuant to or in connection with this Agreement and the other Rexahn Transaction Documents, taken as a whole, will be true and correct in all material respects as of the date on which such information is so provided and will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading.  Each press release issued by Rexahn or any of the Rexahn Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.  No event or circumstance has occurred or information exists with respect to Rexahn or any of the Rexahn Subsidiaries or its or their business, properties, liabilities, prospects, operations (including results thereof) or conditions (financial or otherwise), which, under applicable law, rule or regulation, requires public disclosure at or before the date of completion of the Merger or announcement by Rexahn but which has not been so publicly disclosed.  Rexahn acknowledges and agrees that no Buyer makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 2.

(dd)       Stock Option Plans. Each stock option granted by Rexahn was granted (i) in accordance with the terms of the applicable Rexahn stock option plan and (ii) with an exercise price at least equal to the fair market value of the Rexahn Common Stock on the date such stock option would be considered granted under GAAP and applicable law.  No stock option granted under Rexahn’s stock option plan has been backdated.  Rexahn has not knowingly granted, and there is no and has been no Rexahn policy or practice to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding Rexahn or the Rexahn Subsidiaries or their financial results or prospects.

(ee)       No Disqualification Events.  With respect to Regulation D Securities to be offered and sold hereunder, as of the date of this Agreement, none of Rexahn, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of Rexahn participating in the offering hereunder, any beneficial owner of 20% or more of Rexahn’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the 1933 Act) connected with Rexahn in any capacity at the time of sale (each, a “Rexahn Covered Person” and, together, “Rexahn Covered Persons”) is subject to a Disqualification Event, except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3).  Rexahn has exercised reasonable care to determine whether any Rexahn Covered Person is subject to a Disqualification Event.  Rexahn has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to the Buyers a copy of any disclosures provided thereunder.

(ff)        Other Covered Persons.  Rexahn is not aware of any Person (other than the Placement Agent) that has been or will be paid (directly or indirectly) remuneration for solicitation of Buyers or potential purchasers in connection with the sale of any Regulation D Securities.

(gg)       Investment Company Status.  Neither Rexahn nor any of the Rexahn Subsidiaries, upon consummation of the sale of the Securities, and for so long as any Buyer holds any Securities, will not be an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

(hh)      Lock-Up Parties. The Persons identified on Schedule A1(hh) set forth all Persons that will be subject to Section 16 of the 1934 Act immediately following the consummation of the Merger.